As filed with the Securities and Exchange Commission on July 24, 2003
===============================================================================
                                                  1933 Act File No. 333- 105495
                                                    1940 Act File No. 811-21357

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      [X]  Pre-Effective Amendment No. 2
           Post-Effective Amendment No. __

           and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      [X]  Amendment No. 2

               Franklin Templeton Limited Duration Income Trust
        (Exact Name of Registrant as Specified in Declaration of Trust)
                          c/o Franklin Advisers, Inc.
                             One Franklin Parkway
                       San Mateo, California 94403-1906
                   (Address of Principal Executive Offices)
                    (Number, Street, City, State, Zip Code)
                                (650) 312-2000
             (Registrant's Telephone Number, including Area Code)

                            Murray L. Simpson, Esq.
                             One Franklin Parkway
                       San Mateo, California 94403-1906
    (Name and Address (Number, Street, City, State, Zip Code) of Agent for
                                   Service)

                                With a copy to:
                             David A. Hearth, Esq.
                     Paul, Hastings, Janofsky & Walker LLP
                         55 Second Street, 24th Floor
                        San Francisco, California 94105

                 Approximate Date of Proposed Public Offering:
     As soon as practicable after the effective date of this Registration
                                   Statement

---------------------------------------------------

      If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.[ ]

      It is proposed that this filing will become effective (check appropriate box)

      [X] when declared effective pursuant to section 8(c)

---------------------------------------------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                 PROPOSED    PROPOSED
                                 MAXIMUM     MAXIMUM
                       AMOUNT    OFFERING    AGGREGATE   AMOUNT OF
TITLE OF SECURITIES    BEING     PRICE PER   OFFERING   REGISTRATION
BEING REGISTERED     REGISTERED    UNIT      PRICE/1/     FEE /2/
------------------------------------------------------------------------
Common Shares         5,000,000   $15.00    $75,000,000  $6,075.00
                       shares

/1/ Estimated solely for the purpose of calculating the registration fee.
-------------------------------------------------------------------------------

/2/ $1.21 of which was previously paid.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a)
of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said
Section 8(a), may determine.
===============================================================================





                   SUBJECT TO COMPLETION, DATED JULY 24, 2003

PROSPECTUS

[FRANKLIN(R) TEMPLETON(R) INVESTMENTS LOGO]

                                5,000,000 SHARES
                FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
                                  COMMON SHARES
                                $15.00 PER SHARE

                                   ----------

     INVESTMENT OBJECTIVES. The Fund is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to seek high current income. Its secondary objective is to seek capital appreciation to the extent it is possible and is consistent with the Fund's primary objective.


     NO PRIOR HISTORY. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which creates a risk of loss for the investors purchasing shares in the initial public offering. The Fund expects that its common shares will be listed on the American Stock Exchange under the symbol "FTF."


     DURATION AND CREDIT QUALITY. Under normal market conditions, Franklin Advisers, Inc., the Fund's investment adviser, expects the Fund to maintain an estimated average portfolio duration of between two and five years (including the effect of anticipated leverage). Initially, the Fund is expected to have an estimated average portfolio duration of approximately three years (including the effect of anticipated leverage). Under normal market conditions, the Fund expects to maintain a weighted average portfolio credit quality of investment grade.


     MAIN INVESTMENT STRATEGIES. Under normal market conditions, the Fund will seek to achieve its investment objectives by investing in debt securities and other income-producing instruments, allocated primarily among three distinct investment categories: (1) mortgage-backed securities and other asset-backed securities; (2) bank loans made to corporate and other business entities; and
(3) below investment grade debt securities and other income-producing instruments. There is no limitation on the percentage of the Fund's assets that may be allocated to each of these investment categories; provided that, under normal market conditions, the Fund will invest at least 25% of its total assets in each category. Under normal circumstances, the Fund's allocation to the investment category of mortgage-backed and other asset-backed securities will be primarily composed of investments in mortgage-backed securities.

                                                (CONTINUED ON INSIDE COVER PAGE)

                                   ----------

     INVESTING IN THE FUND INVOLVES RISKS THAT YOU SHOULD CAREFULLY CONSIDER BEFORE INVESTING IN THE FUND. PLEASE SEE "RISKS" BEGINNING ON PAGE 33 OF THIS PROSPECTUS.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                   ----------

                                                  PER SHARE        TOTAL(2)
                                                -------------    ------------

Public Offering Price                              $ 15.00           $
Sales Load                                         $                 $
Estimated Offering Expenses(1)                     $                 $
Proceeds to the Fund                               $                 $

----------
(1) The Fund will pay or reimburse organizational and offering expenses estimated at $341,365 from the proceeds of the offering. Franklin Advisers, Inc. has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse Franklin Advisers, Inc. for such organizational expenses to the extent that the aggregate of such organizational expenses and offering costs (other than the sales load) does not exceed $0.03 per share.

(2) The Underwriters have been granted an option to purchase up to    additional
    Common Shares at the public offering price less the sales load within 45 days of the date of this prospectus, solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be
    $   , $   , $   and $   , respectively. See "Underwriting."

                                   ----------

     The Underwriters (defined below) expect to deliver the Common Shares to
purchasers on or about    , 2003.

                                   ----------

CITIGROUP
MERRILL LYNCH & CO.
UBS INVESTMENT BANK
WACHOVIA SECURITIES
ADVEST, INC.
H&R BLOCK FINANCIAL ADVISORS, INC.
FERRIS, BAKER WATTS INCORPORATED
J.J.B. HILLIARD, W.L. LYONS, INC.
JANNEY MONTGOMERY SCOTT LLC
QUICK & REILLY, INC.
RBC CAPITAL MARKETS
STIFEL, NICOLAUS & COMPANY INCORPORATED
WELLS FARGO SECURITIES, LLC

           , 2003


[SIDENOTE]
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


(CONTINUED FROM PREVIOUS PAGE)

     Debt securities and income-producing instruments include all varieties of fixed-income securities, including bonds, mortgage-backed and other asset-backed securities, convertible securities, bank loans, and other instruments described in this prospectus.

     The Fund anticipates that, under current market conditions, at least 25% of its initial portfolio will consist of below investment grade debt securities and other income-producing instruments. Below investment grade bonds, commonly referred to as "junk bonds," are bonds that are rated below investment grade by each of the nationally-recognized statistical rating organizations (each, a "Rating Agency") such as Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch"), that cover the security, or, if unrated, are determined to be of comparable quality by the portfolio managers. A debt security rated below the top four ratings categories by a Rating Agency will be considered below investment grade. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. The Fund's strategies may result in an above average amount of risk and volatility or loss of principal. The Fund cannot ensure that it will achieve its investment objectives.

     The Fund will not invest more than 10% of its total assets in securities that are rated CCC/Caa or lower by each Rating Agency rating the security or that are unrated but judged by the portfolio managers to be of comparable quality. The Fund may invest in debt securities or other obligations whose issuers are in default. However, under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase. The Fund may use swaps and other derivative instruments. The Fund may invest in issuers located anywhere in the world; however, the Fund will not invest more than 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country. The Fund may also invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies.

     Because the Fund's holdings will fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

     LEVERAGE. The Fund presently intends to use leverage by issuing preferred shares representing approximately 33% of the Fund's Managed Assets (as defined on page four of this prospectus), although the Fund is permitted to use leverage representing up to 38% of the Fund's Managed Assets. The Fund may also enter into transactions that may give rise to a form of leverage, including among others: loans of portfolio securities, swap contracts and other derivative instruments, reverse repurchase agreements, as well as when-issued, delayed delivery or forward commitment transactions. The Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, in order to provide that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding preferred shares, will not exceed 38% of the Fund's Managed Assets. By using leverage, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See "Preferred Shares and Related Leverage" and "Risks -- Leverage Risk."

     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference.
A Statement of Additional Information dated      , 2003, as it may be
supplemented (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 58 of this prospectus. You may request a free copy of the Statement of Additional Information by calling 1-800/DIAL BEN(R) (1-800/342-5236), TDD (Hearing Impaired) 1-800/851-0637, or by writing to the Fund. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

     THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL OR SOLICITING AN OFFER TO BUY THE SHARES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT PERMITTED.

     NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

                                TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
Summary                                                                1
Summary of Fund Expenses                                              15
The Fund                                                              16
Use of Proceeds                                                       16
Investment Objectives and Strategies                                  17
Portfolio Contents and Other Information                              19
Preferred Shares and Related Leverage                                 31
Risks                                                                 33
How the Fund Manages Risk                                             42
Management of the Fund                                                45
Net Asset Value                                                       46
Distributions                                                         47
Dividend Reinvestment Plan                                            47
Description of Shares                                                 49
Anti-Takeover and Other Provisions in the Declaration of Trust        51
Repurchase of Common Shares; Conversion to Open-End Fund              52
Tax Matters                                                           53
Underwriting                                                          55
Custodian                                                             57
Shareholder Servicing Agent and Transfer Agent                        57
Administrator                                                         58
Legal Matters                                                         58
Table of Contents for the Statement of Additional Information         58


                      [THIS PAGE INTENTIONALLY LEFT BLANK]


                                     SUMMARY

     THIS IS ONLY A SUMMARY. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION UNDER THE HEADING "RISKS."

The Fund Franklin Templeton Limited Duration Income Trust (the "Fund") is a newly organized, diversified, closed-end management investment company. See "The Fund."


The Offering                         The Fund is offering     common shares of
                                     beneficial interest (the "Common Shares")
                                     at $15.00 per share through a group of
                                     underwriters (the "Underwriters") led by
                                     Citigroup Global Markets Inc., Merrill
                                     Lynch, Pierce, Fenner & Smith Incorporated,
                                     UBS Securities LLC, Wachovia Securities,
                                     LLC, Advest, Inc., H&R Block Financial
                                     Advisors, Inc., Ferris, Baker Watts,
                                     Incorporated, J.J.B. Hilliard, W.L. Lyons,
                                     Inc., Janney Montgomery Scott LLC, Quick &
                                     Reilly, Inc. A FleetBoston Financial
                                     Company, RBC Dain Rauscher, Inc., Stifel,
                                     Nicolaus & Company, Incorporated and Wells
                                     Fargo Securities, LLC. You must purchase at
                                     least 100 Common Shares. The Underwriters
                                     have been granted an option to purchase up
                                     to     additional Common Shares at the
                                     public offering price less the sales load within 45 days of the date of this prospectus, solely to cover over-allotments, if any. See
                                     "Underwriting." Franklin Advisers, Inc., the Fund's investment adviser (the
                                     "Manager"), has agreed to pay (i) the
                                     amount by which the Fund's offering costs
                                     (other than the sales load) exceed $0.03 per share and (ii) all of the Fund's organizational expenses, except that the
                                     Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of such organizational expenses and offering costs
                                     (other than the sales load) does not exceed
                                     $0.03 per share.

Investment Objectives                The Fund's primary investment objective is
                                     to seek high current income. Its secondary objective is to seek capital appreciation to the extent it is possible and is consistent with the Fund's primary objective. Under normal market conditions, the Fund will seek to achieve its investment objectives by investing in debt securities and other income-producing instruments, allocated primarily among three distinct investment categories: (1) mortgage-backed securities and other asset-backed securities; (2) bank loans made to corporate and other business entities; and (3) below investment grade debt securities and other income-producing instruments. There is no limitation on the percentage of the Fund's assets that may be allocated to each of these investment categories; provided that, under normal market conditions, the Fund will invest at least 25% of its total assets in each category. Under normal circumstances, the
                                     Fund's allocation to the investment
                                     category of mortgage-backed and other
                                     asset-backed securities will be primarily composed of investments in mortgage-backed securities.

Limited Duration                     Under normal market conditions, the Manager
                                     expects the Fund to maintain an estimated average portfolio duration of between two and five years (including the effect of anticipated leverage). This duration policy may only be changed following provision of 60 days' prior notice to holders of Common
                                     Shares ("Common Shareholders"). Initially, the Fund is expected to have an estimated average portfolio duration of approximately three years (including the effect of anticipated leverage). In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures.
                                     As the value of a security changes over
                                     time, so will its duration. Prices of
                                     securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

Sector Allocation Strategy           The Fund will use an active sector
                                     allocation strategy to try to achieve its goals of income and capital appreciation.
                                     This means the Fund will allocate its
                                     assets among securities in various market sectors based on the Manager's assessment of changing economic, global market, industry, and issuer conditions.
                                     Consequently, the Fund, from time to time, may have significant positions in particular sectors. There can be no assurance that the Manager's assessments will be correct. See "Investment Objectives and Strategies -- Portfolio Management
                                     Strategies."

Credit Quality                       Under normal market conditions, the Fund
                                     will invest at least 25% of its assets in debt securities or other instruments rated below investment grade, sometimes called
                                     "junk bonds." The Fund may also invest in investment grade debt securities.
                                     Investment grade debt securities are rated in one of the top four ratings categories by a nationally-recognized statistical rating organization (a "Rating Agency") such as S&P, Moody's or Fitch. A debt security rated below the top four ratings categories by each Rating Agency rating the security will be considered below investment grade. The Fund may also buy unrated debt securities or other income-producing instruments.

                                     The Manager will monitor the credit quality and price of the Fund's holdings, as well as other investments that are available to the Fund. Under normal market conditions, the Fund expects to maintain a weighted average portfolio credit quality of investment grade, as determined by the Manager based on the credit quality of the Fund's portfolio holdings (as rated by the Rating Agencies or, if unrated, as determined by the Manager). For this purpose, when a portfolio holding is rated by more than one of these rating agencies, the Manager generally will use the highest rating.


                                     The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each Rating Agency rating the security or that are unrated but judged by the portfolio managers to be of comparable quality. The Fund may invest in securities or other instruments whose issuers are in default or bankruptcy. Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.

Independent Credit Analysis          The Manager will rely heavily on its own
                                     analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Manager will use this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to the Manager's assessment of their credit characteristics. The Fund's success in achieving its investment objectives may depend more heavily on the Manager's credit analysis than if the Fund invested solely in higher-quality and rated securities.

Diversification                      Subject to the availability of suitable
                                     investment opportunities, the Manager will seek to diversify the Fund's investments broadly in an attempt to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory event.

Portfolio Contents                   The Fund's portfolio may include bonds,
                                     debentures, notes and other similar types of debt instruments, such as asset-backed securities, as well as bank loans and loan participations, commercial and agency-issued mortgage securities, payment-in-kind securities, zero-coupon securities, bank certificates of deposit, fixed time deposits and bankers' acceptances, structured notes and other hybrid instruments, preferred shares, municipal or U.S. government securities, debt securities issued by foreign corporations or supra-national government agencies, mortgage-backed securities issued on a public or private basis, and other types of asset-backed securities. The rate of interest on an income-producing security may be fixed, floating or variable. The Fund may use swaps and other derivative instruments. The Fund will not invest in inverse floating rate instruments or interest-only or principal-only mortgage securities.

                                     The Fund may hold equity securities;
                                     however, under ordinary circumstances, such investments will be limited to convertible securities, dividend-paying common or preferred stocks, or equity securities acquired in connection with a restructuring, bankruptcy, default, or the exercise of a conversion or purchase right.

                                     Since the Fund is diversified, with respect to 75% of its investment portfolio, the Fund generally may not hold more than 5% of its assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of an issuer. The Fund generally will not invest more than 25% of its total assets in securities of issuers in any one industry. See "How the Fund Manages Risk -- Investment Limitations."


Proposed Offering of
Preferred Shares and
Other Forms of Leverage              Subject to market conditions, approximately
                                     one to three months after completion of
                                     this offering, the Fund intends to offer preferred shares of beneficial interest
                                     ("Preferred Shares") representing
                                     approximately 33% of the Fund's Managed
                                     Assets, although the Fund is permitted to use leverage representing up to 38% of the Fund's Managed Assets. "Managed Assets" means the total assets of the Fund
                                     (including any assets attributable to
                                     leverage) minus the sum of accrued
                                     liabilitites (other than debt representing financial leverage). The issuance of
                                     Preferred Shares will leverage your
                                     investment in Common Shares. Leverage
                                     involves special risks. There can be no
                                     assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.
                                     See "Risks -- Leverage Risk." The net
                                     proceeds the Fund obtains from selling the Preferred Shares will be invested in accordance with the Fund's investment objectives and policies as described in this prospectus. The Preferred Shares are expected to pay dividends based on short-term interest rates which would be reset periodically through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Fund to lengthen such intervals. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds
                                     Preferred Share dividend rates, the
                                     investment of the proceeds of the Preferred
                                     Shares will generate more income than will be needed to pay dividends on the Preferred
                                     Shares. If so, the excess will be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged through the issuance of Preferred Shares.


                                     The Fund may also enter into transactions that may give rise to a form of leverage, including among others: loans of portfolio securities, swap contracts and other derivative instruments, reverse repurchase agreements, as well as when-issued, delayed delivery or forward commitment transactions. The Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, in order to provide that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, will not exceed 38% of the Fund's
                                     Managed Assets. By using leverage, the Fund will seek to obtain a higher return for Common Shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved.

                                     The Fund's use of derivative instruments
                                     (other than swaps) will also be limited by the Fund's 15% limit on illiquid investments to the extent they are determined to be illiquid. See "Investment Objectives and Strategies -- Portfolio Contents and Other Information" and "Risks -- Liquidity Risk." The Fund cannot assure you that the issuance of Preferred Shares or the use of other forms of leverage will result in a higher yield on your Common Shares. Once Preferred Shares are issued and/or other forms of leverage are used, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "Preferred Shares and Related Leverage," "Description of Shares -- Preferred Shares" and "Risks -- Leverage Risk." In addition, fees and expenses paid by the Fund are borne entirely by the Common Shareholders (and not by Preferred Shareholders, if any). These include costs associated with any offering of Preferred Shares by the Fund (which costs are estimated to be approximately 1.20% of the total dollar amount of a Preferred Share offering), which will be borne immediately by Common Shareholders (as will the costs associated with any borrowings or other forms of leverage utilized by the Fund) and result in a reduction of the net asset value of the Common Shares.


Investment Adviser                   Franklin Advisers, Inc. (the "Manager")
                                     serves as the investment adviser of the
                                     Fund. Subject to the supervision of the
                                     Board of Trustees, the Manager is
                                     responsible for managing the investment
                                     activities of the Fund, for which it will receive an annual fee, payable monthly, in an amount equal to 0.50% of the average daily value of the Fund's Managed Assets.
                                     The Manager and its affiliates
                                     (collectively known as "Franklin Templeton
                                     Investments") provide investment management and advisory services to closed-end and open-end investment company clients, as well as private accounts. As of June 30, 2003, Franklin Templeton Investments had approximately $287 billion in assets under management for more than five million mutual fund shareholder and other accounts.

Administrator                        In addition to the fee paid to the Manager,
                                     the Fund pays a monthly fee equal to an
                                     annual rate of 0.20% of the Fund's average daily Managed Assets to Franklin Templeton
                                     Services, LLC ("FT Services"), an affiliate of the Manager. FT Services is the Fund's administrator and provides certain administrative services and facilities for the Fund. See "Administrator."


Portfolio Management Team            Christopher Molumphy, CFA, Eric G. Takaha,
                                     CFA, Roger Bayston, CFA, and Richard C.
                                     D'Addario will serve as the portfolio
                                     management team responsible for managing the Fund's portfolio investments. They are sometimes referred to herein as the "portfolio managers." Each of them has experience managing mutual funds and private accounts with Franklin Templeton
                                     Investments. See "Management of the Fund --
                                     Portfolio Management Team."

Distributions                        Commencing with the Fund's first dividend,
                                     the Fund intends to make regular monthly cash distributions to Common Shareholders based on the projected performance of the Fund. The dividend rate that the Fund pays on its Common Shares will depend on a number of factors, including dividends payable on any Preferred Shares and the expenses of any other leveraging transactions. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. At least annually, the Fund intends to distribute to Common
                                     Shareholders their pro rata share of any available net capital gains. Your initial distribution is expected to be declared within approximately 45 days, and paid within approximately 60 to 75 days, from the completion of this offering, depending on market conditions. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.
                                     Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional
                                     Common Shares under the Fund's Dividend
                                     Reinvestment Plan. See "Distributions" and
                                     "Dividend Reinvestment Plan."

Dividend Reinvestment Plan           Under the Fund's Dividend Reinvestment
                                     Plan, all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain distributions, reinvested automatically in additional Common Shares by PFPC, Inc., unless the Common Shareholder "opts out" of the plan and elects to receive cash. See
                                     "Dividend Reinvestment Plan."

Listing The Common Shares are expected to be listed on the American Stock Exchange (the "AMEX") under the symbol "FTF." See "Description of Shares -- Common Shares."

Custodian                            The Bank of New York acts as custodian of
                                     the Fund's securities and other assets. See
                                     "Custodian."

Shareholder Servicing and
Transfer Agent                       PFPC, Inc. is the Fund's shareholder
                                     servicing agent and acts as the Fund's
                                     transfer agent and dividend-paying agent.
                                     See "Shareholder Servicing and Transfer
                                     Agent."

Market Price of Shares               Shares of closed-end investment companies
                                     frequently trade at prices lower than net asset value. The Fund cannot assure you that the Common Shares will trade at a price higher than net asset value in the future. The Fund's net asset value will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund, and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. See "Use of Proceeds." In addition to net asset value, market price may be affected by such factors relating to the Fund or its portfolio holdings as dividend levels
                                     (which are in turn affected by expenses, including the costs of leverage), dividend stability, portfolio credit quality and liquidity and call protection and market supply and demand. See "Preferred Shares and Related Leverage," "Risks,"
                                     "Description of Shares," and "Repurchase of Common Shares; Conversion to Open-End Fund" in this prospectus, and the Statement of Additional Information under "Repurchase of
                                     Common Shares; Conversion to Open-End
                                     Fund." The Common Shares are designed
                                     primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

                           SPECIAL RISK CONSIDERATIONS

Lack of Operating History            The Fund is a newly organized, diversified,
                                     closed-end management investment company with no history of operations.


Market Discount Risk                 As with any stock, the price of the Common
                                     Shares will fluctuate with market
                                     conditions and other factors. If Common
                                     Shares are sold, the price received may be more or less than the original investment.
                                     The Common Shares may trade at a price that is less than the initial offering price or at a discount from their net asset value.
                                     This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering. The
                                     Common Shares are designed for long-term investors.


Credit Risk                          An issuer of a debt security may be unable
                                     to make interest payments and repay
                                     principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance. See "Risks --
                                     Credit Risk."

Mortgage-Related Risk                Rising interest rates tend to extend the
                                     duration of mortgage-related securities, which in turn could lengthen the average duration of the Fund's portfolio, making the portfolio more sensitive to changes in interest rates, and may reduce the market value of the portfolio's mortgage-related securities. This possibility is often referred to as extension risk. In addition, mortgage-related securities are subject to prepayment risk -- the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. See "Risks -- Mortgage-Related
                                     Risk."

Loan Risk                            Bank loans, loan participations and
                                     assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender, as well as other risks. If the Fund purchases a loan, it may be able to enforce its rights only through the lender, and may assume the credit risk of both the lender and the borrower.

                                     Corporate loans in which the Fund may
                                     invest may be unrated and generally will not be registered with the Securities and Exchange Commission (the "SEC") or listed on a securities exchange. Because the amount of public information available with respect to corporate loans generally is less extensive than that available for more widely rated, registered and exchange-listed securities, corporate loans can be more difficult to value. See "Risks -- Loan Risk."

High Yield Risk                      The Fund may invest in debt securities and
                                     other income-producing instruments that are rated below investment grade or unrated.
                                     These securities and instruments generally have more credit risk than higher-rated securities. The issuers of such securities or instruments typically do not have the track record needed to receive an investment grade rating, have borrowed to finance acquisitions or to expand their operations, are seeking to refinance their debt at lower rates, or have been downgraded due to financial difficulties.
                                     Due to the risks involved in investing in high yield debt securities and other income-producing instruments, an investment in the Fund should be considered speculative.

                                     Companies issuing high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. The high yield market has experienced a large number of defaults in recent years. If a company defaults because it stops making interest and/or principal payments, payments on the securities may never resume because such securities are generally unsecured and are often subordinated to other creditors of the issuer. These securities may be worthless and the Fund could lose its entire investment.

                                     The prices of high yield, fixed-income
                                     securities fluctuate more than
                                     higher-quality debt securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

                                     High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. See "Risks -- High Yield Risk."

Interest Rate Risk                   Changes in interest rates may present risks
                                     to the Fund. When interest rates rise, debt security prices generally fall. The opposite is also true: debt security prices generally rise when interest rates fall.
                                     Because market interest rates are currently near their lowest levels in many years, there is a great risk that the Fund's investments will decline in value.


                                     The prices of fixed-rate securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. Because the Fund will normally have an estimated average portfolio duration of between two and five years (including the effects of anticipated leverage), the Common Shares' net asset value and market price will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities and less than if the Fund invested mainly in longer-term debt securities.


                                     The Preferred Shares, if any are issued, are expected to pay dividends based on certain interest rates. If the Preferred Share dividend rate exceeds the rate of return on the debt obligations and other investments held by the Fund that were acquired during periods of generally lower interest rates, the returns to Common Shareholders may be reduced. The Fund's use of leverage, as described in the prospectus, will tend to increase Common Share interest rate risk.


                                     The Fund may employ certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although entire there is no assurance that it will do so or that such strategies will be successful. See "Risks -- Interest Rate Risk."


Inflation Risk                       Inflation risk is the risk that the value
                                     of assets or income from the Fund's
                                     investments will be worth less in the
                                     future as inflation decreases the value of money.

Leverage Risk                        The Fund's use of leverage through the
                                     issuance of Preferred Shares, the lending of portfolio securities, and the use of swaps, other derivatives, reverse repurchase agreements, and when-issued, delayed delivery or forward commitment transactions, creates the opportunity for increased Common Share net income, but also creates special risks for Common
                                     Shareholders. To mitigate leverage risk
                                     from such transactions, the Fund will
                                     segregate liquid assets against or
                                     otherwise cover its future obligations
                                     under such transactions.

                                     So long as the Fund's securities portfolio provides a higher rate of return (net of Fund expenses) than the Preferred Share dividend rate, the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, interest rates rise, which may be likely because interest rates are currently near their lowest levels in many years, the Preferred Share dividend rate could exceed the rate of return on the debt obligations and other investments held by the Fund that were acquired during periods of generally lower interest rates, reducing return to Common Shareholders. Preferred Shares are expected to pay cumulative dividends, which may increase leverage risk.

                                     The Fund's use of leverage may, during
                                     periods of rising interest rates, adversely affect the Fund's income, distributions and total returns to Common Shareholders. Leverage creates two major types of risks for Common Shareholders:

                                     - the likelihood of greater volatility of
                                       net asset value and market price of
                                       Common Shares, because changes in the
                                       value of the Fund's portfolio of
                                       income-producing securities (including
                                       securities bought with the proceeds of
                                       the Preferred Shares offering) are borne entirely by the Common Shareholders; and

                                     - the possibility either that Common Share
                                       income will fall if the Preferred Share
                                       dividend rate rises, or that Common Share income will fluctuate because the Preferred Share dividend rate varies. Because the fees received by the Manager are based on the Managed Assets of the Fund (including assets attributable to any Preferred Shares that may be outstanding), the Manager has a financial incentive for the Fund to issue
                                       Preferred Shares, which may create a
                                       conflict of interest between the Manager and the Common Shareholders.


                                     By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. The Fund's use of leverage strategies could result in larger losses than if the strategies were not used.


Portfolio Security Issuer Risk       The value of the Fund's investments may
                                     decline for a number of reasons that
                                     directly relate to the issuer, such as
                                     management performance, financial leverage and performance and factors affecting the issuer's industry.

Management Risk                      The Fund is subject to management risk
                                     because it is an actively managed
                                     portfolio. The Manager will apply
                                     investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.


Foreign (Non-U.S.) Investment Risk   Investing in foreign securities, including
                                     securities of foreign governments,
                                     typically involves more risks than
                                     investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. See "Risks
                                     -- Foreign (Non-U.S.) Investment Risk."
                                     Investing in securities of issuers based in developing or emerging markets entails all of the risks of investing in securities of foreign issuers to a heightened degree as well as other risks. See "Risks -- Foreign
                                     (Non-U.S.) Investment Risk -- Developing
                                     Countries and Emerging Markets."

                                     Debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities, is subject to several risks, such as the fact that there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. Other risks include: potential limits on the flow of capital; political and economic risk; the extent and quality of financial regulations; tax risk; and the potential expropriation or nationalization of foreign issuers. See "Risks -- Foreign (Non-U.S.) Investment Risk -- Sovereign Issuers."


Derivatives Risk                     Derivatives (such as futures contracts and
                                     options thereon, options, swaps and short sales) are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leverage risk, volatility risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. There can be no assurance that the Fund will engage in suitable derivative transactions to reduce exposure to other risks when that would be beneficial. See
                                     "Risks -- Derivatives Risk."

Counterparty Risk                    The Fund will be subject to credit risk
                                     with respect to the counterparties to any derivative contracts purchased by the Fund.
                                     If a counterparty becomes bankrupt or
                                     otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract.
                                     See "Risks -- Counterparty Risk."


Volatility Risk                      The market values for some or all of the
                                     Fund's holdings may be volatile. The Fund's investment grade or long-term debt securities will generally be more sensitive to changing interest rates and less sensitive to changes in the economic environment. The Fund's investments may also be subject to liquidity constraints and as a result, higher price volatility.
                                     The Fund's use of leverage may increase the volatility of the Fund's investment portfolio. See "Risks -- Volatility Risk."

Reinvestment Risk                    The Fund may distribute or reinvest the
                                     proceeds from matured, traded or called
                                     debt obligations. If the Fund reinvests
                                     such proceeds at lower interest rates, the market price or the overall return of the Common Shares may decline. See "Risks --
                                     Reinvestment Risk."

Call Risk                            A debt security may be prepaid (called)
                                     before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders. See "Risks -- Call Risk."

Liquidity Risk                       The Fund may invest up to 15% of its total
                                     assets in securities (excluding swaps)
                                     which are illiquid at the time of
                                     investment (securities that cannot be
                                     disposed of within seven days in the o
                                     rdinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. See "Risks --
                                     Liquidity Risk."

Income Risk                          Because the Fund can distribute only what
                                     it earns, the Fund's distributions to
                                     shareholders may decline. See "Risks --
                                     Income Risk."

Zero-Coupon Securities Risk          Zero-coupon securities are especially
                                     sensitive to changes in interest rates, and their prices generally are more volatile than debt securities that pay interest periodically. Lower quality zero-coupon bonds are generally subject to the same risks as high yield debt securities. The
                                     Fund typically will not receive any
                                     interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price. See "Risks
                                     -- Zero-Coupon Securities Risk."


Smaller Company Risk                 Although the Fund does not presently intend
                                     to invest a significant portion of its
                                     assets in smaller companies, the Fund may invest some of its assets in such companies. These companies may be subject to greater levels of credit, market and issuer risk than companies with larger market capitalizations. Also, securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. See
                                     "Risks -- Smaller Company Risk."

Real Estate Risk                     Since the Fund may invest in real estate
                                     investment trusts and mortgage securities secured by real estate, the Fund may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, general and local economic risk, management risk, interest rate risk, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, environmental risk, casualty or condemnation losses, and rent controls.
                                     See "Risks -- Real Estate Risk."

Market Disruption and
Geopolitical Risk                    The war with Iraq, its aftermath, the
                                     continuing occupation of Iraq, terrorism and related geopolitical risks have led, and may in the future lead to increased short-term market volatility and may have adverse effects on U.S. and world economies and markets generally. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common
                                     Shares. See "Risks -- Market Disruption and
                                     Geopolitical Risk."


Anti-Takeover Provisions             The Fund's Amended and Restated Agreement
                                     and Declaration of Trust, dated June 19,
                                     2003 (the "Declaration"), includes
                                     provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Also, these provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common
                                     Shares. See "Anti-Takeover and Other
                                     Provisions in the Declaration of Trust."



                            SUMMARY OF FUND EXPENSES

     The following table and the expenses shown assume the issuance of Preferred Shares in an amount equal to 33% of the Fund's Managed Assets, and show Fund expenses as a percentage of Managed Assets attributable only to Common Shares. Footnote 3 to the table also shows Fund expenses as a percentage of Managed Assets attributable to Common Shares, but assumes that no Preferred Shares are issued or outstanding (such as will be the case prior to the Fund's expected issuance of Preferred Shares).

SHAREHOLDER TRANSACTION EXPENSES
   Sales Load (as a percentage of offering price)                       4.50%
   Dividend Reinvestment Plan Fees                                      None(1)


                                 PERCENTAGE OF MANAGED ASSETS
                                    ATTRIBUTABLE TO COMMON
                                     SHARES (ASSUMING THE
                               ISSUANCE OF PREFERRED SHARES)(3)
                               --------------------------------

ANNUAL EXPENSES
   Management Fees                          0.75%
   Other Expenses                           0.46%(2),(4)
                                            ----
   Total Annual Expenses                    1.21%(5)
                                            ====

----------
(1) You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.
(2) Other expenses include an administrative services fee of 0.20% of the Fund's Managed Assets, payable to FT Services, an affiliate of the Manager.
(3) The table presented below in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's Managed Assets attributable to Common Shares but, unlike the table above, assumes that no Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:


                                   PERCENTAGE OF MANAGED ASSETS
                                   ATTRIBUTABLE TO COMMON SHARES
                                   (ASSUMING NO PREFERRED SHARES
                                     ARE ISSUED OR OUTSTANDING)
                                   -----------------------------
ANNUAL EXPENSES
   Management Fees                             0.50%
   Other Expenses                              0.30%(2),(4)
                                               ----
   Total Annual Expenses                       0.80%(5)
                                               ====

----------
(4) If the Fund offers Preferred Shares, costs of that offering, estimated to be approximately 1.20% of the total dollar amount of the Preferred Share offering, will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 33% of the Fund's Managed Assets (calculated after their issuance), these offering costs are estimated to be approximately 0.60% of the offering price. These offering costs are not included among the expenses shown in this table.
(5) The Manager has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share (0.20% of the offering price) and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of such organizational expenses and offering costs (other than the sales load) does not exceed $0.03 per share. The offering costs to be paid by the Fund are not included among the expenses shown in the table. However, these expenses will be borne by Common Shareholders and result in a reduction of the net asset value of the Common Shares.

     The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 33 million Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

     As required by relevant SEC regulations, the following example illustrates the expenses (including the sales load of $0.675 per Common Share, estimated offering expenses of this offering of $0.01 per Common Share, and the estimated offering costs of issuing Preferred Shares assuming the Fund issues Preferred Shares representing 33% of the Fund's capital (calculated after their issuance) of approximately $0.09 per Common Share) that you would pay on a $1,000 investment in Common Shares, assuming the sales load and the offering expenses listed in the parenthetical above, and (a) total net annual expenses of 1.21% of net assets attributable to Common Shares (assuming the issuance of Preferred Shares) in years one through ten, and (b) a 5% annual return(1):

                             1 YEAR   3 YEARS    5 YEARS   10 YEARS
                             ------   -------    -------   --------
Total Expenses Incurred       $ 63     $ 88       $ 115     $ 191

----------
(1) THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.


                                    THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"). The Fund was organized as a Delaware statutory trust on May 8, 2003, pursuant to the Declaration, which is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at One Franklin Parkway, San Mateo, California 94403-1906, and its telephone number is 1-800/DIAL-BEN (1-800/342-5236).


                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately
$    (or $    if the Underwriters exercise the over-allotment option in full)
after payment of the estimated organizational and offering costs. The Manager has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse the Manager for such organizational expenses to the extent that the aggregate of such organizational expenses and offering costs (other than the sales load) does not exceed $0.03 per share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in debt obligations and other investments that meet its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term securities.

                      INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

     The Fund's primary investment objective is to seek high current income. Its secondary objective is to seek capital appreciation to the extent it is possible and is consistent with the Fund's primary objective. Under normal market conditions, the Fund will seek to achieve its investment objectives by investing in debt securities and other income-producing instruments, allocated primarily among three distinct investment categories: (1) mortgage-backed and other asset-backed securities; (2) bank loans made to corporate and other business entities; and (3) below investment grade debt securities and other income-producing instruments, as described under "Portfolio Contents and Other Information." The Manager has broad discretion to allocate the Fund's assets among the three principal investment categories. There is no limitation on the percentage of the Fund's assets that may be allocated to each of these investment categories; provided that, under normal market conditions, the Fund will invest at least 25% of its total assets in each category. Under normal circumstances, the Fund's allocation to the investment category of mortgage-backed and other asset-backed securities will be primarily composed of investments in mortgage-backed securities. The Fund cannot assure you that it will achieve its investment objectives.

     Under normal market conditions, the Fund expects to maintain a weighted average portfolio credit quality of investment grade, which will be determined by the Manager based on the credit quality of the Fund's portfolio holdings (as rated by the Rating Agencies, or if unrated, as determined by the Manager). For this purpose, when a portfolio holding is rated by more than one of these rating agencies, the Manager generally will use the highest rating.

     Under normal market conditions, the Manager expects the Fund to maintain an estimated average portfolio duration of between two and five years (including the effect of anticipated leverage). This duration policy may only be changed following provision of 60 days' prior notice to Common Shareholders. Initially, the Fund is expected to have an estimated average portfolio duration of approximately three years (including the effect of anticipated leverage). In comparison to maturity (which is the date on which a debt instrument ceases and the issuer is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected principal and interest payments. Duration differs from maturity in that it considers a security's yield, coupon payments, principal payments and call features in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and any Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of Shares -- Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares.


     The Fund may not necessarily be leveraged at all times and the amount of borrowing or leverage, if any, may vary depending upon a variety of factors, including the Manager's outlook for the market for debt securities and other income-producing instruments and the costs that the Fund would incur as a result of such leverage.


     The Fund presently intends to use leverage by issuing Preferred Shares representing approximately 33% of the Fund's Managed Assets (calculated after their issuance), although the Fund is permitted to use leverage representing up to 38% of the Fund's Managed Assets. The Fund may also enter into transactions that may give rise to a form of leverage, including among others: loans of portfolio securities, swap contracts and other derivative instruments, reverse repurchase agreements, as well as when-issued, delayed delivery or forward commitment transactions. The Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, in order to provide that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, will not exceed 38% of the Fund's Managed Assets. The Fund's use of derivative instruments (other than swaps) will also be limited by the Fund's 15% limit on illiquid investments to the extent they are determined to be illiquid. See "Preferred Shares and Related Leverage" and "Risks -- Liquidity Risk."


     By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.


PORTFOLIO MANAGEMENT STRATEGIES

     The Fund will use an active sector allocation strategy to try to achieve its goals of income and capital appreciation. This means the Fund allocates its assets among securities in various market sectors based on the Manager's assessment of changing economic, global market, industry, and issuer conditions. Consequently, the Fund, from time to time, may have significant positions in particular sectors. The Manager will use a "top-down" analysis of macroeconomic trends combined with a "bottom-up" fundamental analysis of market sectors, industries, and issuers to try to take advantage of varying sector reactions to economic events. The Manager will evaluate business cycles, yield curves, and values between and within markets, as well as country risk and currency risk. The Fund's ability to achieve its investment goals depends in part upon the Manager's skill in determining the Fund's asset allocation mix and sector weightings. There can be no assurance that the Manager's analysis of the outlook for the economy and the business cycle will be correct.


     The Manager also intends to utilize a research driven, fundamental strategy that relies on a team of analysts to provide in-depth industry expertise and that uses both qualitative and quantitative analysis to evaluate companies. Employing a "bottom-up" investment strategy, the Manager intends to focus on individual securities. In selecting securities for the Fund's investment portfolio, the Manager will not rely principally on the ratings assigned by rating agencies, but will perform its own independent investment analysis to evaluate the creditworthiness of the issuer. The Manager will consider a variety of factors, including the issuer's experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

     At the same time, the Manager will use a variety of techniques, described below and elsewhere in the prospectus, designed to evaluate risk and manage the Fund's exposure to investments that the Manager believes are more likely to default or otherwise depreciate in value over time and detract from the Fund's overall return to investors. The Fund cannot assure you that such securities will ultimately continue to pay current income or be paid in full at maturity.

     When the Manager believes market or economic conditions are unfavorable for investors, the Manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, commercial paper, repurchase agreements and other money market securities. The Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.


                    PORTFOLIO CONTENTS AND OTHER INFORMATION

     This section provides additional information regarding the types of securities and other instruments in which the Fund will ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under "Investment Objectives and Policies" in the Statement of Additional Information.

     The Fund will invest in a diversified portfolio of debt securities and other income-producing instruments of varying maturities. These may include bonds, debentures, notes and other similar types of debt instruments, such as asset-backed securities, as well as convertible securities, bank loans and loan participations, commercial and agency-issued mortgage securities, payment-in-kind securities, zero-coupon securities, bank certificates of deposit, fixed time deposits and bankers' acceptances, structured notes and other hybrid instruments, real estate investment trusts, preferred shares, U.S. government securities, municipal securities, debt securities issued by foreign corporations or supra-national government agencies, mortgage-backed securities issued on a public or private basis, and other types of asset-backed securities. The Fund will not invest in inverse floaters or interest-only or principal-only mortgage securities.

     Certain debt instruments, such as convertible bonds, also may include the right to participate in equity appreciation, and the Manager will generally evaluate those instruments based primarily on their debt characteristics. The Fund may hold equity securities; however, under ordinary circumstances, such investments will be limited to convertible securities, dividend-paying common or preferred stocks, or equity securities acquired in connection with a restructuring, a bankruptcy, a default, or the exercise of a conversion or purchase right. See "Additional Investment Practices -- Equity Securities."

     The rate of interest on an income-producing security may be fixed, floating or variable. The principal and/or interest rate on some debt instruments may be determined by reference to the performance of a benchmark asset or market, such as an index of securities, or the differential performance of two assets or markets, such as the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


     The Fund may invest in debt securities and other income-producing instruments that are rated below investment grade. The Fund may invest up to 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country, including developed or developing countries.

     The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund also may utilize a variety of derivative instruments for hedging, duration management, investment and risk management purposes, such as options, futures contracts, swap agreements and short sales, and may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sales contracts.

     The Fund may invest up to 15% of its total assets in illiquid securities (I.E., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Given the current structure of the markets for Rule 144A securities, the Fund may treat some of these securities as illiquid, except that Rule 144A securities may be deemed liquid by the Manager under guidelines adopted by the Board of Trustees. Although structured notes, bank loans and loan participations are not necessarily illiquid, to the extent such investments are deemed to be illiquid by the Manager, they will be subject to the Fund's restrictions on investments in illiquid securities. The Fund's investment in swaps will not be included as illiquid investments for purposes of determining compliance with the 15% limit on illiquid investments. Accordingly, the Fund may invest more than 15% of its total assets in swaps. However, the Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent such derivatives are determined to be illiquid.

COMMERCIAL AND OTHER MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

     Under normal market conditions, the Fund will invest at least 25% of its assets in mortgage-backed and other asset-backed securities. Mortgage-related securities are debt instruments which provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Under normal conditions, the Fund's allocation to the investment category of mortgage-backed and other asset-backed securities will be primarily composed of investments in mortgage-backed securities.

     The Fund may invest a significant portion of its assets in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

     Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, mortgage dollar rolls, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest in interest-only or principal-only mortgage securities.

     The Fund may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of manufactured housing, automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through and senior subordinated payout structures.

     The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates ("EETCs"). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

     Please see "Investment Restrictions and Additional Investment Information -- Mortgage-Related and Other Asset-Backed Securities" in the Statement of Additional Information and "Risks -- Mortgage-Related Risk" in this prospectus for a more detailed description of the types of mortgage-related and other asset-backed securities in which the Fund may invest and their related risks.

BANK LOANS AND LOAN PARTICIPATIONS

     Under normal market conditions, the Fund will invest at least 25% of its total assets in bank loans made to corporate and other business entities. Such bank loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate ("LIBOR") plus a premium. The Fund may acquire loan participations and other related direct or indirect bank debt obligations (bank loans or loan participations), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower. The Manager generally considers loan participations to be liquid. To the extent loan participations are deemed to be liquid by the Manager, they will not be subject to the Fund's restrictions on investments in illiquid securities.


     Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While loan participations generally trade at par value, the Fund may be permitted to buy loan participations that sell at a discount because of the borrower's credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

     Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.


     Bank loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. Some bank loans may be secured by collateral; however, there can be no assurance that the liquidation of any collateral securing a bank loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a bank loan. Collateral securing a bank loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some bank loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the bank loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of the bank loans including, in certain circumstances, invalidating such bank loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

     Many bank loans in which the Fund will invest may not be rated by a Rating Agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to bank loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Manager will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a Rating Agency. A portion, and potentially all, of the bank loans in the Fund may be assigned ratings below investment grade by a Rating Agency, or unrated but judged by the Manager to be of comparable quality.

     No active trading market may exist for some bank loans and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund's net asset value. In addition, the Fund may not be able to readily dispose of its bank loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of bank loans, the Fund's yield may be lower. See "Risks -- Liquidity Risk."

HIGH YIELD INVESTMENTS

     Under normal market conditions, the Fund will invest at least 25% of its total assets in debt securities and other income-producing instruments that are rated below investment grade by Moody's, S&P or Fitch (below Baa by Moody's, below BBB by S&P or Fitch) or that are unrated but judged by the portfolio managers to be of comparable quality. These debt securities are sometimes referred to as "high yield" securities or "junk bonds." Investing in high yield securities and instruments involves greater risks (in particular, greater risk of default) and special risks in addition to the risks associated with investments in investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield investments typically entail greater potential price volatility and default risk and may be less liquid than higher-rated securities. Compared to issuers of higher-rated securities, issuers of high yield securities or other income-producing instruments may be perceived to have greater difficulty meeting principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive conditions related to the issuer's industry than higher-rated securities. High yield investments may be less liquid than higher rated securities. The Fund may also invest in debt securities or other obligations whose issuers are in bankruptcy. See "Risks -- Liquidity Risk."

     The market values of high yield investments tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to economic conditions. Certain "emerging market" governments that issue high yield securities are among the largest debtors to commercial banks, foreign governments and supra-national organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.

     The Fund may purchase unrated securities (which are not rated by a rating agency) if the Manager determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Manager may not accurately evaluate the security's comparative credit rating.

     The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each Rating Agency rating the security or that are unrated but judged by the portfolio managers to be of comparable quality. Lower rated securities generally provide higher yields than more highly rated securities to compensate investors for the higher risk. The Fund will seek to invest in securities offering the highest yield and expected total return without taking on an excessive amount of risk. These lower rated securities may also include defaulted securities for which payments of interest or principal or both are unpaid and overdue or for which other defaults have occurred. Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.

     Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.

  CREDIT RATINGS AND UNRATED SECURITIES

     Rating Agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities, based on an assessment of default risk. Appendix A to the Statement of Additional Information describes the various ratings assigned to debt obligations by Moody's, S&P and Fitch. Ratings assigned by a Rating Agency are the individual agency's opinion of credit quality and do not evaluate market risks. Rating Agencies may fail to make timely changes in credit ratings or may make an inaccurate assessment of the factors affecting credit quality, and an issuer's current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. As described below under "-- Independent Credit Analysis," the Manager does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. The ratings of a debt security may change over time. The Rating Agencies monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

  INDEPENDENT CREDIT ANALYSIS

     The Manager will rely heavily on its own analysis of the credit quality and risks associated with individual debt obligations considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Manager will use this information in an attempt to minimize credit risk and identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to the Manager's assessment of their credit characteristics. The Manager will monitor the creditworthiness of the Fund's portfolio. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. The Fund's success in achieving its investment objectives may depend more heavily on the Manager's credit analysis than if the Fund invested solely in higher-quality and rated securities.

ADDITIONAL INVESTMENT PRACTICES

  SWAPS

     As described under "Preferred Shares and Related Leverage," the Fund may enter into swap contracts for hedging purposes, to change the duration of the overall portfolio, to mitigate default risk, or to add leverage to the portfolio; such swaps may include but are not limited to interest rate swaps, credit default swaps or currency swaps. When used for hedging purposes, the Fund would be the buyer of a swap contract. When the Fund is the seller of a swap contract, the Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of such swaps, marked to market on a daily basis. The Fund's investment in swaps will not be included as illiquid investments for purposes of determining compliance with the 15% limit on illiquid investments. Accordingly, the Fund may invest more than 15% of its total assets in swaps. However, the Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent such derivatives are determined to be illiquid.


     INTEREST RATE SWAPS. An interest rate swap is the transfer between two counterparties of interest rate obligations. One obligation has an interest rate fixed to maturity while the other has an interest rate that changes with changes in a designated benchmark, such as LIBOR, prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. To the extent the Fund does not own the underlying obligation, the Fund will maintain, in a segregated account with its custodian bank, cash or liquid debt securities with an aggregate value equal to the amount of the Fund's outstanding swap obligation.

     Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

     CREDIT DEFAULT SWAPS. The Fund may purchase credit default swaps. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

  COMMERCIAL PAPER

     Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

  BANK OBLIGATIONS

     The Fund may invest in certain bank obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties, which vary depending upon market conditions and the remaining maturity of the obligation.

  ZERO-COUPON SECURITIES

     Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.


     Because of the lack of current income, the value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. For federal income tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon or deferred interest securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

  PAY-IN-KIND SECURITIES

     Pay-in-kind securities pay interest by issuing more bonds. The Fund is deemed to receive interest over the life of these bonds and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or the cash payment date. Accordingly, during times when the Fund does not receive any cash interest payments on its pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements and these sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in pay-in-kind securities.

  FOREIGN (NON-U.S.) INVESTMENTS AND CURRENCIES

     The Fund may invest up to 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country, developed or developing. Foreign investments held by the Fund generally will be traded on U.S. markets.

     The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. See "Risks -- Foreign (Non-U.S.) Investment Risk."


     FOREIGN CURRENCIES AND RELATED TRANSACTIONS. The Fund's investments in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Fund may engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. For instance, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund will normally seek to hedge at least 75% of its exposure to foreign currencies.

     Please see "Investment Objectives and Policies -- Foreign (Non-U.S.) Securities," "Investment Objectives and Policies -- Foreign Currency Transactions" and "Investment Objectives and Policies -- Foreign Currency Exchange-Related Securities" in the Statement of Additional Information for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.


  DERIVATIVES

     The Fund may invest in a variety of derivatives without limit for hedging purposes, and may invest up to 25% (but not more than 10% within 90 days of the date of the prospectus) of its total assets in derivatives for non-hedging purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts and swap agreements. The Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent they are determined to be illiquid. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See "Risks -- Derivatives Risk." Certain types of derivative instruments that the Fund may utilize with some frequency are described elsewhere in this section, including those described under "-- Structured Notes and Related Instruments" and "-- Swaps." Please see "Investment Objective and Policies -- Derivative Instruments" in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments. There is no assurance that these derivative strategies will be available at any time or that the Manager will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of derivative strategies imposed by guidelines of one or more Rating Agencies that may issue ratings for Preferred Shares issued by the Fund.


  EQUITY SECURITIES

     The Fund may invest in equity securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners; however, the Fund may hold equity securities that do not issue dividends. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

     The Fund's equity investments generally will be limited to convertible securities and dividend-paying common or preferred stocks. The Fund may also acquire equity securities in connection with the Fund's other investment activities, including through: the restructuring of loans or other debt securities; the resolution of a bankruptcy or a default; the entry of an issuer into receivership, a corporate or securities transaction by the issuer that affects securities held by the Fund; or the exercise by the Fund of conversion or purchase rights associated with a convertible or other fixed-income security purchased by the Fund. These equity securities may have risk and other characteristics of stocks or of both stocks and bonds. By holding and investing in equity securities, the Fund may expose an investor to certain risks that could cause the investor to lose money, particularly if there is a sudden decline in a holding's share price or an overall decline in the stock market. The value of an investment in the Fund could decline because of equity securities held by the Fund based on the day-to-day fluctuation or the decline in their value related to movements in the stock market, as well as in response to the activities of individual companies. In addition, some of the equity securities that the Fund would obtain as a result of the special circumstances described above could be subject to restrictions on transfer or sale that may reduce their market value compared to freely tradable securities.

     PREFERRED STOCKS. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets.

     CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.


  COLLATERALIZED OBLIGATIONS


     The Fund may invest in senior classes of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other collateralized debt obligations ("CDOs"), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which the Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Fund as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results. The Fund will not invest in the equity classes of CBOs, CLOs or other CDOs or in their junior classes that are subordinate to their senior classes.

  REPURCHASE AGREEMENTS

     The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, such as waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

     Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, I.E., banks or broker-dealers that the Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

  REVERSE REPURCHASE AGREEMENTS

     As described under "Preferred Shares and Related Leverage," the Fund may utilize reverse repurchase agreements in order to add leverage to the portfolio. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

     Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund's limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the market risk based on the value of the securities that the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

  U.S. GOVERNMENT SECURITIES

     The Fund may invest in U.S. Government securities, which are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. U.S. Government securities include a variety of securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

  MUNICIPAL BONDS

     Municipal bonds are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Like other debt obligations, municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. The Fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

  WHEN ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time.

Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

     In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.

  STRUCTURED NOTES AND RELATED INSTRUMENTS

     The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     The Manager may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Certain issuers of structured instruments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured instruments may be limited by the restrictions contained in the 1940 Act. Although structured notes, bank loans and loan participations are not necessarily illiquid, to the extent such investments are deemed to be illiquid by the Manager, they will be subject to the Fund's restrictions on investments in illiquid securities. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Manager, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if the Manager uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

  SHORT SALES

     A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund's custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses could theoretically be unlimited, provided that the Fund will not engage in such naked short sales in excess of 5% of the Fund's total assets.

  DOLLAR ROLL TRANSACTIONS

     The Fund may enter into mortgage dollar roll transactions. In a mortgage dollar roll, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.

     For each mortgage dollar roll transaction, the Fund will segregate on its books an offsetting cash position or a position of liquid securities of equivalent value. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.

     The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold.

     The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund's board of trustees. As a matter of non-fundamental policy, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing, for purposes of the Fund's fundamental restrictions.

  REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in the equity or debt securities of publicly traded and private real estate investment trusts ("REITs"). A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its total assets.

  OTHER INVESTMENT COMPANIES

     The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result,
(i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, to the extent permitted by exemptive orders received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Manager or its affiliates in amounts up to 25% of the Fund's total assets. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     Please see "Investment Objectives and Policies" in the Statement of Additional Information for additional information regarding the investments of the Fund and their related risks.


                      PREFERRED SHARES AND RELATED LEVERAGE

     Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund presently intends to offer Preferred Shares representing approximately 33% of the Fund's Managed Assets (calculated after their issuance), although the Fund is permitted to use leverage representing up to 38% of the Fund's Managed Assets. The Fund may also enter into transactions that may give rise to a form of leverage, including among others: loans of portfolio securities, swap contracts and other derivative instruments, reverse repurchase agreements, as well as when-issued, delayed delivery or forward commitment transactions. The Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, in order to provide that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, will not exceed 38% of the Fund's Managed Assets. By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed.

     The Preferred Shares will have complete priority upon distribution of assets over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. Although the timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the net proceeds of the Preferred Shares in debt obligations and other instruments in accordance with the Fund's investment objectives and policies. The Preferred Shares are expected to pay dividends based on short-term interest rates which would be reset periodically through an auction or remarketing procedure, although the terms of the Preferred Shares may also enable the Fund to lengthen such intervals.


     So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares (after taking expenses into consideration), the leverage will allow Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged.

     Changes in the value of the Fund's portfolio (including investments bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Manager will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, including the proceeds from the issuance of Preferred Shares. Thus, the Manager has a financial incentive for the Fund to issue Preferred Shares, which may result in a conflict of interest between the Manager and the Common Shareholders. Fees and expenses paid by the Fund are borne entirely by the Common Shareholders (and not by Preferred Shareholders, if any).
These include costs associated with any offering of Preferred Shares by the Fund (which costs are estimated to be approximately 1.20% of the total dollar amount of a Preferred Share offering), which will be borne immediately by Common Shareholders, as will the costs associated with any borrowings or other forms of leverage utilized by the Fund.

     The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given a rating of Aa/AA or better by Moody's, S&P and/or Fitch, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's, S&P and Fitch receive fees in connection with their ratings issuances. The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Manager from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.


     Assuming that the Preferred Shares will represent approximately 33% of the Fund's Managed Assets and pay dividends at an annual average rate of 1.35%, the income generated by the Fund's portfolio (net of expenses) would have to exceed 0.45% in order to cover such dividend payments. Of course, these numbers are merely estimates, used for illustration purposes only. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate identified above.

     The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on the total return of the Common Shares, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes the issuance of Preferred Shares representing approximately 33% of the Fund's Managed Assets and the Fund's currently projected annual Preferred Share dividend rate of 1.35%. See "Risks."

Assumed Portfolio Total Return   -10.00%     -5.00%   0.00%  5.00%   10.00%
Common Share Total Return        -15.67%     -8.17%  -0.67%  6.82%   14.32%


     Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments.

OTHER FORMS OF LEVERAGE AND BORROWINGS

     The Fund may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


     In addition to the issuance of Preferred Shares, the Fund may use a variety of additional strategies that may give rise to a form of leverage. These include lending portfolio securities, using swap contracts and other derivative instruments, reverse repurchase agreements, and when-issued, delayed delivery or forward commitment transactions. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used. The Fund may engage in additional transactions of the type described above and similar investment management techniques which provide leverage. However, the Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, in order to provide that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, will not exceed 38% of the Fund's Managed Assets.


     Although the Fund expects that the total liquidation value of Preferred Shares issued by the Fund will represent approximately 33% (and no more than 38%) of the Fund's Managed Assets, the 1940 Act imposes certain potentially broader asset coverage requirements which also apply to the Fund. The following is a summary of the applicable asset coverage requirements of the 1940 Act.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (I.E., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets satisfies the above-referenced 200% coverage requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain net asset coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund were to fail to pay dividends on Preferred Shares for two years or other defaults, Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund.

     Under the 1940 Act, the Fund generally is not permitted to engage in borrowings (including through the use of reverse repurchase agreements, swaps and other derivatives to the extent that these instruments constitute senior securities) unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (I.E., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle Preferred Shareholders to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund's limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a reverse repurchase agreement by segregating liquid assets at least equal in amount to its forward purchase commitment.


                                      RISKS

     The net asset value of the Common Shares will fluctuate with and be affected by, among other things, the Fund's lack of operating history, market discount risk, credit risk, mortgage-related risk, loan risk, high yield risk, interest rate risk, inflation risk, leverage risk, portfolio security issuer risk, management risk, foreign (non-U.S.) investment risk, derivatives risk, counterparty risk, volatility risk, reinvestment risk, call risk, liquidity risk, income risk, zero-coupon securities risk, smaller company risk, real estate risk, and market disruption and geopolitical risk. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized. These risks are summarized below.


LACK OF OPERATING HISTORY


     The Fund is a newly organized, diversified, closed-end management investment company and has no operating history.

MARKET DISCOUNT RISK


     As with any stock, the price of the Fund's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by a sales load and organizational and selling expenses paid by the Fund and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares relatively shortly after completion of the initial offering.


CREDIT RISK

     An issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value. For mortgage-backed securities, factors contributing to these risks include the effects of general and local economic conditions on home values, the financial conditions of homeowners, and other market factors. This risk is mitigated by a U.S. government agency's or instrumentality's guarantee of the underlying debt obligation.

MORTGAGE-RELATED RISK

     The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and agency-issued securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, which in turn could lengthen the average duration of the Fund's portfolio, making the portfolio more sensitive to changes in interest rates, and may reduce the market value of the portfolio's mortgage-related securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates. In addition, mortgage-related securities are subject to prepayment risk -- the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

     Certain government agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), provide a guarantee as to timely payment of principal and interest for mortgage-backed instruments each entity issues, backs or otherwise guarantees. Guarantees may or may not be backed by the full faith and credit of the U.S. government.

LOAN RISK

     Bank loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

     Corporate loans in which the Fund may invest may be unrated and generally will not be registered with the SEC or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.

HIGH YIELD RISK

     In general, lower rated debt securities carry a greater degree of risk that the issuer will be unable to make interest and principal payments when due, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest in debt securities and other income-producing instruments that are rated below investment grade by each Rating Agency rating the security (below Baa by Moody's or below BBB by S&P or Fitch) or that are unrated but judged by the portfolio managers to be of comparable quality, including debt securities or other income-producing instruments that are in default or the issuers of which are in bankruptcy. The prices of these lower grade bonds and income-producing instruments are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. In addition, the secondary market on which high yield securities or similar instruments are traded may be less liquid than the market for investment grade securities, meaning these holdings are subject to greater liquidity risk than investment grade securities. Because the Fund may invest a significant portion of its assets in below investment grade debt securities and income-producing instruments, the Manager's investment decisions and analytical capabilities in this area will be particularly important. The Fund will not invest more than 10% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each Rating Agency rating the security or that are unrated but judged by the portfolio managers to be of comparable quality. The Fund may invest in debt securities or other obligations that are in default or the issuers of which are in bankruptcy. Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.

INTEREST RATE RISK

     Changes in interest rates may present risks to the Fund. When interest rates rise, debt security prices generally fall. The opposite is also true: debt security prices generally rise when interest rates fall. Because market interest rates are currently near their lowest levels in many years, there is a great risk that the Fund's portfolio will decline in value. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares may fluctuate with interest rate changes and the corresponding changes in the value of the Fund's holdings. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value. The prices of short-term debt obligations generally fluctuate less than the prices of long-term debt obligations as interest rates change.

     The prices of fixed-rate securities with longer durations tend to be more sensitive to changes in interest rates than securities with shorter durations, usually making them more volatile. Because the Fund will normally have an estimated dollar-weighted average duration of between two and five years (including the effects of anticipated leverage), the Common Shares' net asset value and market price will tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities and less than if the Fund invested mainly in longer-term debt securities.

     The Preferred Shares, if any are issued, are expected to pay dividends based on certain interest rates. If the Preferred Share dividend rate exceeds the rate of return on the debt obligations and other investments held by the Fund that were acquired during periods of generally lower interest rates, the returns to Common Shareholders may be reduced.

     The Fund's use of leverage, as described above, will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies, including investments in structured notes and interest rate swaps and caps, for the purposes of changing the duration of the overall portfolio, reducing the interest rate sensitivity of the portfolio or decreasing the Fund's exposure to interest rate risk, although there is no assurance that the Fund will do so or that such strategies will be successful. See "How the Fund Manages Risk -- Hedging and Related Strategies."

     The Fund may utilize certain strategies, including but not limited to purchasing shorter duration or floating rate securities, or investing in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

INFLATION RISK

     Inflation risk is the risk that the value of assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of Preferred Shares, if any are issued, would likely increase, which would tend to further reduce returns to Common Shareholders. This risk is mitigated to some degree by the Fund's investments in bank loans made to corporate and other business entities.


LEVERAGE RISK

     Leverage risk includes the risk associated with the issuance of the Preferred Shares, if any, or lending of portfolio securities, the use of swaps, other derivatives, reverse repurchase agreements, and when-issued, delayed delivery or forward commitment transactions. There can be no assurance that the Fund's leveraging strategies involving Preferred Shares or other leverage vehicles will be successful. Once the Preferred Shares are issued or other forms of leverage are used, the net asset value and market value of Common Shares will be more volatile, and the yield and total return to Common Shareholders will tend to fluctuate more in response to changes in interest rates and with changes in the short-term dividend rates on the Preferred Shares. The Fund anticipates that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven or 28 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedures. See "Description of Shares -- Preferred Shares." The rates of return on intermediate- and long-term debt obligations are typically, although not always, higher than the rates of return on short-term debt obligations. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders will be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the longer-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term interest rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. The Fund cannot assure you that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Shareholders.

     Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, any leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected ratings of Aa/AA or better on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares (See "Preferred Shares and Related Leverage"). In order to counteract such an event, or in order to meet its other obligations, including obligations under swaps, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low debt obligation prices may result in capital loss and may reduce returns to Common Shareholders. The Fund will seek to mitigate this risk by segregating assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the swaps of which it is the seller, marked to market on a daily basis.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     Because the fees received by the Manager are based on the Managed Assets of the Fund (including assets attributable to any Preferred Shares that may be outstanding), the Manager has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Manager and the holders of the Common Shares.


PORTFOLIO SECURITY ISSUER RISK

     The value of the Fund's investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and performance and factors affecting the issuer's industry (such as reduced demand for the issuer's goods and services).


MANAGEMENT RISK

     The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

FOREIGN (NON-U.S.) INVESTMENT RISK

     Investing in securities or other income-producing instruments issued by companies and governments in foreign countries typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.


     You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency. The Fund may invest up to 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country, including developed or developing countries. The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises.


     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (the "NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.

  DEVELOPING COUNTRIES AND EMERGING MARKETS

     Investments in companies domiciled in developing countries or based in underdeveloped emerging markets may be subject to potentially higher risks than investments in developed countries or mature markets. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) the absence or early stage of development of a capital market structure or market-oriented economy.

     In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

  FOREIGN CURRENCY

     The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

     The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

     Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

     The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

  FORWARD CURRENCY EXCHANGE CONTRACTS

     The Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.


  SOVEREIGN ISSUERS

     The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities, including debt of developing or "emerging market" issuers. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. Sovereign debt is subject to other risks, including: the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders; adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

DERIVATIVES RISK

     Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments, such as options, futures contracts, swap agreements and short sales. The Fund may use derivatives as a substitute for taking a position in an underlying debt instrument or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund also may use derivatives to add leverage to the portfolio or to manage the duration of the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leverage risk, volatility risk, the risk of ambiguous documentation, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders. In addition to the risks applicable to derivatives generally, swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally provide a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).


COUNTERPARTY RISK

     The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

VOLATILITY RISK

     The market values for some or all of the Fund's holdings may be volatile. The Fund's investment grade or long-term debt securities, will generally be more sensitive to changing interest rates and less sensitive to changes in the economic environment. The Fund's high yield investments will typically be less sensitive to changing interest rates than investment grade debt securities, but they may be more sensitive to a deteriorating economic environment. The Fund's investments may be subject to liquidity constraints and as a result, higher price volatility. The Fund's use of leverage may increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used.


REINVESTMENT RISK


     The Fund may reinvest the proceeds from matured, traded or called debt obligations. If the Fund reinvests such proceeds at lower interest rates, the market price or the overall return of the Common Shares may decline. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

CALL RISK


     A debt security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a debt security is called, the Fund may have to replace it with a lower-yielding security. High-yield bonds frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price only if certain prescribed conditions are met ("call protection"). An issuer may redeem a high-yield bond if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. Corporate loans and mortgage-related securities typically have no such call protection. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, call risk may be enhanced. At any time, the Fund may have a large amount of its assets invested in securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.


LIQUIDITY RISK

     The Fund may invest up to 15% of its total assets in securities (excluding swaps) which are illiquid at the time of investment. The term "illiquid securities" for this purpose is determined using the SEC's standard applicable to open-end investment companies, I.E., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Manager believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, I.E., securities subject to legal or contractual restrictions on resale, may also be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes. To the extent the Manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. The Board of Trustees will review any determination by the Manager to treat a restricted security as a liquid security on an ongoing basis, including the Manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Manager and the Fund's board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security;
(ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

     The Fund may invest in securities that are not deemed "illiquid" but that are currently traded on a limited basis. The value of such securities may fluctuate more sharply than securities that are traded more widely. Although the Fund may be able to dispose of such securities in a short period of time, the Fund may lose money on such sales.

INCOME RISK


     Because the Fund can distribute only what it earns, the Fund's distributions to shareholders may decline. The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors' income from the Fund over time could drop as well. The Fund's income could also be affected already when prevailing short-term interest rates increase and the Fund is utilizing leverage, although this risk is mitigated by the Fund's investment in bank loans made to corporate and other business entities.


ZERO-COUPON SECURITIES RISK

     Zero-coupon securities are especially sensitive to changes in interest rates, and their prices generally are more volatile than debt securities that pay interest periodically. Lower quality zero-coupon bonds are generally subject to the same risks as high yield debt securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price.


SMALLER COMPANY RISK


     Although under current market conditions the Fund does not presently intend to invest a significant portion of its assets in smaller companies, as market conditions change over time, the Fund may invest more of its assets in such companies. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

REAL ESTATE RISK

     Since the Fund may invest in REITs and mortgage securities secured by real estate, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increases in interest rates, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values and the appeal of properties to tenants.

     Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay when due the debt extended by the REIT, and equity REITs may be affected by the tenants' ability to pay rent.

MARKET DISRUPTION AND GEOPOLITICAL RISK

     The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and the occurrence of similar events in the future cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

                            HOW THE FUND MANAGES RISK

INVESTMENT LIMITATIONS

     The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations (two of which are listed below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and the approval of the holders of a majority of the Preferred Shares voting as a separate class. The Fund may not:


     - Concentrate its investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities); and


     - With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

     The Fund would be deemed to "concentrate" its investments in a particular industry if it invested more than 25% of its total assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

     The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above and other restrictions set forth in the Statement of Additional Information in order to obtain and maintain ratings from Moody's, S&P and/or Fitch on the Preferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives. See "Investment Objectives and Policies" and "Investment Restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental investment policies of the Fund.

LIMITED ISSUANCE OF PREFERRED SHARES

     Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total assets of the Fund, less liabilities. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of reverse repurchase agreements, swaps and other derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this asset coverage requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until such liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's total assets, were reduced.

     The Fund presently intends to issue Preferred Shares representing approximately 33% (but not more than 38%) of the Fund's Managed Assets (calculated after their issuance) approximately one to three months after the completion of the offering of Common Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more highly leveraged through Preferred Shares. No assurance can be given that this cushion will not be reduced or eliminated. It also gives the Fund flexibility to utilize other forms of leverage in addition to Preferred Shares from time to time in accordance with the 1940 Act asset coverage requirements (such as reverse repurchase agreements, swaps and other derivatives) that may be more efficient or cost effective sources of leverage than Preferred Shares under the circumstances.


     The Fund may engage in additional transactions of the type described above and similar investment management techniques which provide leverage. However, the Fund will segregate liquid assets against or otherwise cover its future obligations under such transactions, in order to provide that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, will not exceed 38% of the Fund's Managed Assets.


     The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below one-half of the value of the Fund's total net assets.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

     The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies) or may extend the maturity of outstanding Preferred Shares. The Fund also may attempt to reduce leverage by redeeming or otherwise purchasing Preferred Shares or by reducing any holdings in other instruments that create leverage. As explained above under "Risks -- Leverage Risk," the success of any such attempt to limit leverage risk depends on the Manager's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.

     If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased, or utilize other forms of leverage, such as swaps and other derivative instruments. The Fund's investment in swaps will not be included as illiquid investments for purposes of determining compliance with the 15% limit on illiquid investments. Accordingly, the Fund may invest more than 15% of its total assets in swaps. However, the Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent such derivatives are determined to be illiquid. See "Portfolio Contents and Other Information" and "Risks -- Liquidity Risk."


HEDGING AND RELATED STRATEGIES

     The Fund may use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may purchase credit default swap contracts for the purpose of hedging the Fund's exposure to certain issuers and, thereby, decreasing its exposure to credit risk, and it may invest in structured notes or interest rate swap or cap transactions for the purpose of reducing the interest rate sensitivity of the Fund's portfolio and, thereby, decreasing the Fund's exposure to interest rate risk. See "Investment Objectives and Strategies -- Swaps," and "Investment Objectives and Strategies -- Structured Notes and Related Instruments" in this prospectus. Other hedging strategies that the Fund may use include: financial futures contracts; short sales; other types of swap agreements or options thereon; options on financial futures; and options based on either an index or individual debt securities whose prices, the Manager believes, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that the Manager will determine to use them for the Fund or, if used, that the strategies will be successful. In addition, the Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund.


     In order to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure, the Fund may enter into interest rate swap or cap transactions. For example, the Fund may enter into interest rate swaps that are intended to approximate the Fund's variable rate payment obligation on Preferred Shares, if such Preferred Shares are issued. The Fund also may use an interest rate cap, which would require the Fund to pay a premium to the counterparty and would entitle the Fund, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund may use interest rate swaps or caps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could pose for the performance of the Common Shares as a result of leverage, and also may use these instruments for other hedging or investment purposes. The Fund may choose or be required to redeem some or all of the Preferred Shares. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. Any termination of a cap could result in a termination payment to the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


     The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager. There are currently nine Trustees of the Fund, three of whom are currently treated by the Fund as an "interested person" (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISER

     Franklin Advisers, Inc. (the "Manager") serves as the investment adviser of the Fund. Subject to the supervision of the Board of Trustees, the Manager is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Manager is located at One Franklin Parkway, San Mateo, California 94403-1906. Franklin Resources, Inc. ("Franklin") is the parent company of the Manager and the Fund's administrator. Founded in 1947, Franklin is one of the oldest mutual fund organizations. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing.

     The Manager and its affiliates (collectively known as "Franklin Templeton Investments") provide investment management and advisory services to closed-end and open-end investment company clients, as well as private accounts. As of June 30, 2003, Franklin Templeton Investments had approximately $287 billion in assets under management for more than five million mutual fund shareholder and other accounts.

PORTFOLIO MANAGEMENT TEAM

     Christopher Molumphy, CFA, Eric G. Takaha, CFA, Roger Bayston, CFA, and Richard C. D'Addario will serve as the portfolio management team responsible for managing the Fund's portfolio investments. They are sometimes referred to herein as the "portfolio managers." Each of them has experience managing Franklin mutual funds and private accounts.


     Mr. Molumphy has been a portfolio manager of the Franklin Strategic Income Fund since 1994, the Franklin AGE High Income Fund since 1991, and the Franklin Total Return Fund since 1998. He has been an employee of the Manager since 1988.

     Mr. Takaha has been a portfolio manager of the Franklin Strategic Income Fund since 1997, and an employee of the Manager since 1989.


     Mr. Bayston has been a portfolio manager of the Franklin U.S. Government Fund and the Franklin Strategic Mortgage Portfolio since 1993, and the Franklin Total Return Fund since 1998. He has been an employee of the Manager since 1991.

     Mr. D'Addario has been a portfolio manager of the Franklin Floating Rate Trust and the Franklin Floating Rate Daily Access Fund since 2000, and an employee of the Manager since 1996.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between the Manager and the Fund (the "Investment Management Agreement"), the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.50% of the average daily value of the Fund's Managed Assets for the investment management services it provides.


     In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The ordinary "Other Expenses" of the Fund, which are estimated above, may, and are likely to, vary from the Fund's actual expenses. See "Summary of Fund Expenses."

     Because the fees received by the Manager are based on the Managed Assets of the Fund (including assets attributable to Preferred Shares and any leverage created thereby), the Manager has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Manager and the holders of the Fund's Common Shares.

                                 NET ASSET VALUE

     The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Fund's accountant), or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indexes. For instance, a pricing service may recommend a fair market value based on prices of comparable securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

     The NAV of the Fund will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day the NYSE is open. Domestic debt securities and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's NAV determined earlier that day.

     Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed.

     In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Manager. Fair valuation also may be required due to material events that occur after the close of the relevant market but prior to the NYSE Close.

     Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV; accordingly, the Fund may trade on an exchange at prices lower than its NAV.

                                  DISTRIBUTIONS


     Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate based upon the projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to Preferred Shareholders. The dividend rate that the Fund pays on its Common Shares will depend on a number of factors, including dividends payable on the Preferred Shares, the income from portfolio securities and the expenses of any other leveraging transactions. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. The net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, substantially all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute to Common Shareholders their pro rata share of any available net capital gains. Initial distributions to Common Shareholders are expected to be declared within approximately 45 days, and paid within approximately 60 to 75 days, from the completion of this offering, depending on market conditions. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.


     Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

     Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding Preferred Shares.

     To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Dividend Reinvestment Plan."

                           DIVIDEND REINVESTMENT PLAN


     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC, Inc., as agent for the Common Shareholders (the "Plan Agent"), unless the Common Shareholder "opts out" of the Plan and elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the Common Shareholder. In the case of record Common Shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder as representing the total amount registered in such Common Shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Common Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such Common Shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to Common Shareholder who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the Common Shareholder's behalf), will be paid in cash by check mailed, in the case of direct Common Shareholders, to the record holder by the Plan Agent, in its capacity as the Fund's dividend disbursement agent.


     Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

          (1) If Common Shares are trading at or above net asset value on the payment date, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or


          (2) If Common Shares are trading below net asset value (minus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market) on the payment date, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the AMEX or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.


     You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

     The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

     There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

     Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.


     The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC, Inc., P.O. Box 43027, Providence, RI 02940-3027.


                              DESCRIPTION OF SHARES

COMMON SHARES

     The Declaration authorizes the issuance of an unlimited number of Common Shares. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "-- Preferred Shares" below.

     The Common Shares are expected to be listed on the AMEX. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


     The Fund's net asset value per share generally increases when interest rates decline, and generally decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. The Manager has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share and
(ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse Franklin Advisers, Inc. for such organizational expenses to the extent that the aggregate of such organizational expenses and offering costs (other than the sales load) does not exceed $0.03 per share.


     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies, like the Fund, that invest predominantly in debt obligations have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund's Declaration limits the ability of the Fund to convert to open-end status. See "Anti-Takeover and Other Provisions in the Declaration of Trust."

     Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Preferred Shares and Related Leverage" and the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund."

PREFERRED SHARES

     The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares (representing approximately 33%, but not more than 38%, of the Fund's Managed Assets calculated after the Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends.

     Any decision by the Board to authorize an offering of Preferred Shares is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. Although the terms of the Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a Preferred Shares offering, the Board has determined that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively short-term periods (such as seven or 28 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.

     As used in this prospectus, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

  LIMITED ISSUANCE OF PREFERRED SHARES

     Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets (total assets less all liabilities and indebtedness not represented by "senior securities," as defined in the 1940 Act), measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) calculated immediately after the distribution. The liquidation value of the Preferred Shares is expected to be approximately 33% (but not more than 38%) of the value of the Fund's total net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that fraction below one-half.

  DISTRIBUTION PREFERENCE

     The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

  LIQUIDATION PREFERENCE

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

  VOTING RIGHTS

     Preferred Shares are required to be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

     Holders of Preferred Shares, voting as a separate class, will also be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

  REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES

     The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms also may state that the Fund may tender for or purchase Preferred Shares and resell any shares so tendered. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of Preferred Shares by the Fund will increase such leverage. See "Preferred Shares and Related Leverage."

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration and Bylaws.

         ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee.


     The Declaration requires the approval of the Board of Trustees and the affirmative vote of the holders of 75% of the Fund's shares (including Common and Preferred Shares) entitled to vote to approve, adopt or authorize certain Fund transactions not in the ordinary course of business, including (i) a merger or consolidation or sale or transfer of the Fund and (ii) conversion of the Fund from a closed-end to an open-end investment company, unless such action was previously approved, adopted or authorized by the affirmative vote of 66 2/3% of the Board of Trustees, in which case such action must be approved by the holders of a "majority of the outstanding" Common Shares and any Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.


     The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Bylaws.

     The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the SEC.

     The Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.


     The Declaration requires the affirmative vote or consent of a majority of the Board of Trustees and the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) entitled to vote to approve, unless the conversion has been authorized by a the affirmative vote or consent of two-thirds (66 2/3%) of the Board of Trustees, in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion.

     If the Fund were to convert to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the AMEX. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.


     Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS


     The following federal income tax discussion is based on the advice of Paul, Hastings, Janofsky & Walker, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations promulgated under the Code, rulings published by the Internal Revenue Service, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.


     The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.


     To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of its Preferred Shares, must qualify for the dividends-paid deduction. In certain circumstances, the Internal Revenue Service could take the position that dividends paid on the Preferred Shares constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction. The Fund believes this position, if asserted, would be unlikely to prevail.


     If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes.

     The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


     For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income; such distributions will not qualify for any reduced tax rates otherwise available to corporate dividends. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces a shareholder's tax basis in his or her shares; any such distributions in excess of his or her basis are treated as gain from the sale of such shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price paid by the shareholder). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Dividend

Reinvestment Plan. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as a capital gain, either short-term or long-term, depending on the length of time the shareholder has held the shares.

     For calendar years 2003 through 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

     Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for capital gain distributions derived from sales of portfolio securities after May 5, 2003, and for sales of fund shares after that date and on or before December 31, 2008.

     The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between and among its Common Shares and any series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction, if any, will similarly be allocated between and among any such classes.


     The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.


     Under current law, the backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. The Fund may be required to apply backup withholding to taxable distributions payable to a shareholder. Please see "Tax Matters" in the Statement of Additional Information for additional information about backup withholding.

     This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund distributions. Please see "Tax Matters" in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

                                  UNDERWRITING

     Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wachovia Securities, LLC, Advest, Inc., H&R Block Financial Advisors, Inc., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, Quick & Reilly, Inc. A FleetBoston Financial Company, RBC Dain Rauscher, Inc., Stifel, Nicolaus & Company, Incorporated and Wells Fargo Securities, LLC are acting as representatives of the Underwriters named below. Subject to the terms and
conditions stated in the Fund's underwriting agreement dated    , 2003 (the
"Underwriting Agreement"), each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                             NUMBER OF
          UNDERWRITER                                                      COMMON SHARES
          -----------                                                      -------------
          Citigroup Global Markets Inc.
          Merrill Lynch, Pierce, Fenner & Smith Incorporated
          UBS Securities LLC
          Wachovia Securities, LLC
          Advest, Inc.
          H&R Block Financial Advisors, Inc.
          Ferris, Baker Watts, Incorporated
          J.J.B. Hilliard, W.L. Lyons, Inc.
          Janney Montgomery Scott LLC
          Quick & Reilly, Inc. A FleetBoston Financial Company
          RBC Dain Rauscher, Inc.
          Stifel, Nicolaus & Company, Incorporated
          Wells Fargo Securities, LLC
                                                                             ---------
          Total
                                                                             =========


     The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.


     The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to dealers at the public offering price
less a concession not to exceed $     per Common Share. The sales load the Fund
will pay of $0.675 per Common Share is equal to 4.50% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession
not to exceed $    per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms.
Investors must pay for any Common Shares purchased on or before      ,  2003.
The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.


     The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this prospectus, to purchase up to        additional Common
Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.


     The Fund and the Manager have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

     Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, the Manager and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares are expected to be listed on the AMEX.

     In the Underwriting Agreement, the Fund and the Manager have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     The Manager has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse Franklin Advisers, Inc. for such organizational expenses to the extent that the aggregate of such organizational expenses and offering costs (other than the sales load) does not exceed $0.03 per share.

     The Manager (and not the Fund) has agreed to pay to certain Underwriters a fee at an aggregate annual rate equal to 0.15% of the Fund's Managed Assets. This fee will be divided among such Underwriters based on the number of Common Shares each sells in this offering and will be payable in arrears at the end of each calendar quarter during the continuance of the Investment Management Agreement or other advisory agreement between the Manager and the Fund. The sum of this fee and the amounts paid by the Fund to reimburse certain Underwriter expenses will not exceed 4.50% of the total price to the public of the Common Shares offered hereby; provided, that in determining when the maximum amount has been paid, the value of each of the quarterly payments shall be discounted at the annual rate of 10% to the closing date of this offering. The Underwriters that will receive fees as per above have agreed to provide certain after-market services to the Manager designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.


     In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

     In connection with the requirements for listing the Common Shares on the AMEX, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

     Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the AMEX. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

     The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares.
A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time. These transactions may be effected on the AMEX or otherwise.


     The Underwriting Agreement provides that it may be terminated in the absolute discretion of the representatives, without liability on the part of any Underwriter to the Fund or the Manager, by notice to the Fund or the Manager if, prior to the delivery of and payment for the Common Shares, (i) trading in the Common Shares shall have been suspended by the SEC or the AMEX or trading in securities generally on the NYSE or the AMEX shall have been suspended or limited or minimum prices shall have been established on either of the exchanges, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriters, impractical to proceed with the offering or delivery of the Common Shares as contemplated by this prospectus (exclusive of any supplement hereto).


     The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

     Prior to the public offering of Common Shares, the Manager or Franklin will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.


     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013.

                                    CUSTODIAN

     The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

                 SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

     PFPC, Inc., is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Please send all correspondence to PFPC, Inc., which is located at P.O. Box 43027, Providence, RI 02940-3027.

     For its services, PFPC, Inc. receives a fixed fee per account. The Fund also will reimburse PFPC, Inc. for certain out-of-pocket expenses, which may include payments by PFPC, Inc. to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to PFPC, Inc. in connection with maintaining shareholder accounts.

                                  ADMINISTRATOR

     Franklin Templeton Services, LLC ("FT Services") has an agreement with the Fund to provide certain administrative services and facilities for the Fund. FT Services is an affiliate of the Manager, both of which are subsidiaries of Franklin Resources. FT Services is located at One Franklin Parkway, San Mateo, CA 94403-1906.

     The administrative services FT Services provides include but are not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Fund will pay FT Services a monthly fee equal to an annual rate of 0.20% of the Fund's average daily Managed Assets.

                                  LEGAL MATTERS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Paul, Hastings, Janofsky & Walker LLP, and for the Underwriters by Simpson Thacher & Bartlett LLP.

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds                                                             3
Investment Objectives and Policies                                          3
Investment Restrictions and Additional Investment Information               3
Management of the Fund                                                     34
Investment Adviser                                                         41
Portfolio Transactions                                                     43
Code of Ethics                                                             44
Proxy Voting Policy                                                        45
Distributions                                                              48
Description of Shares                                                      48
Anti-Takeover and Other Provisions in the Declaration of Trust             51
Repurchase of Common Shares; Conversion to Open-End Fund                   52
Tax Matters                                                                55
Performance Related and Comparative Information                            59
Custodian                                                                  60
Shareholder Servicing Agent and Transfer Agent                             60
Independent Auditors                                                       60
Registration Statement                                                     60
Report of Independent Auditors                                             60
Financial Statements                                                       61
Appendix A -- Description of Securities Ratings                           A-1
Appendix B -- Performance Related and Comparative and Other Information   B-1


                                5,000,000 SHARES

                       FRANKLIN TEMPLETON LIMITED DURATION
                                  INCOME TRUST

                                  COMMON SHARES

[FRANKLIN(R) TEMPLETON(R) INVESTMENTS LOGO]
                                   ----------
                                   PROSPECTUS
                                       , 2003
                                   ----------
                                   CITIGROUP
                               MERRILL LYNCH & CO.
                               UBS INVESTMENT BANK
                               WACHOVIA SECURITIES
                                  ADVEST, INC.
                       H&R BLOCK FINANCIAL ADVISORS, INC.
                               FERRIS, BAKER WATTS
                                  INCORPORATED
                        J.J.B. HILLIARD, W.L. LYONS, INC.
                           JANNEY MONTGOMERY SCOTT LLC
                              QUICK & REILLY, INC.
                               RBC CAPITAL MARKETS
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED
                           WELLS FARGO SECURITIES, LLC

SEC File Nos.: 811-21357
               333-105495

     Until         , 2003 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.







      The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


            SUBJECT TO COMPLETION - DATED JULY 24, 2003
         FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
                STATEMENT OF ADDITIONAL INFORMATION
                                    , 2003

      Franklin Templeton Limited Duration Income Trust (the
"Fund") is a newly organized, diversified closed-end management investment company.

      This Statement of Additional Information ("SAI") relating to common shares of the Fund ("Common Shares") is not a prospectus, and should be read in conjunction with the Fund's prospectus
relating thereto dated                 , 2003, as it may be
supplemented from time to time (the "Prospectus"). This SAI does not include all of the information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236). You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.


-------------------------------------------------------------------
INVESTMENT COMPANIES:

o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
   CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF
   THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK; AND

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS
   OF PRINCIPAL.
-------------------------------------------------------------------




                         TABLE OF CONTENTS


USE OF PROCEEDS..............................................3
---------------

INVESTMENT OBJECTIVES AND POLICIES...........................3
----------------------------------

INVESTMENT RESTRICTIONS AND ADDITIONAL INVESTMENT INFORMATION3
-------------------------------------------------------------

MANAGEMENT OF THE FUND......................................34
----------------------

INVESTMENT ADVISER..........................................41
------------------

PORTFOLIO TRANSACTIONS......................................43
----------------------

CODE OF ETHICS..............................................44
--------------

PROXY VOTING POLICY.........................................45
-------------------

DISTRIBUTIONS...............................................48
-------------

DESCRIPTION OF SHARES.......................................48
---------------------

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF
---------------------------------------------------------
      TRUST.................................................51
      -----

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND....52
--------------------------------------------------------

TAX MATTERS.................................................55
-----------

PERFORMANCE RELATED AND COMPARATIVE INFORMATION.............59
-----------------------------------------------

CUSTODIAN...................................................60
---------

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT..............60
----------------------------------------------

INDEPENDENT AUDITORS........................................60
--------------------

REGISTRATION STATEMENT......................................60
----------------------

REPORT OF INDEPENDENT AUDITORS..............................61
------------------------------

FINANCIAL STATEMENTS........................................62
--------------------

APPENDIX A - Description of Ratings........................A-1

APPENDIX B - Performance Related and Comparative and Other
      Information..........................................B-1




            THIS STATEMENT OF ADDITIONAL INFORMATION IS
                           DATED , 2003.


                          USE OF PROCEEDS


      The net proceeds of the offering of Common Shares of the
Fund will be approximately $          (or $          if the
Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

      On behalf of the Fund, Franklin Advisers, Inc., the Fund's investment adviser (the "Manager"), has agreed to pay (i) the amount by which the Fund's offering costs (other than the sales load) exceed $0.03 per share and (ii) all of the Fund's organizational expenses, except that the Fund has agreed to reimburse Franklin Advisers, Inc. for such organizational expenses to the extent that the aggregate of such organizational expenses and offering costs (other than the sales load) does not exceed $0.03 per share.


      Pending investment in U.S. dollar-denominated debt obligations and other securities that meet the Fund's investment objectives and policies, it is anticipated that the net proceeds of the offering will be invested in high quality, short-term securities.

                INVESTMENT OBJECTIVES AND POLICIES


      The investment objectives and general investment policies of the Fund are described in the Prospectus. The risks of investing in the Fund are described in the Prospectus and in this SAI; in considering such risks, you should read both of these documents carefully.

      The Fund's primary investment objective is to seek high current income. Its secondary objective is to seek capital appreciation to the extent it is possible and is consistent with the Fund's primary objective. See "Investment Objectives and Strategies" in the Prospectus.

   INVESTMENT RESTRICTIONS AND ADDITIONAL INVESTMENT INFORMATION

FUNDAMENTAL INVESTMENT RESTRICTIONS

      Generally, the policies and restrictions discussed in this SAI and in the Prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

      If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

      The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the Board of Trustees without the approval of shareholders.

      Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

(1) Concentrate its investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities).

(2) With respect to 75% of the Fund's total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each obligor, if any, is treated as a separate issuer of municipal bonds.

(3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

(4) Purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

(5) Borrow money or issue senior securities, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. See "Preferred Shares and Related Leverage" and "Risks--Leverage Risk" in the Prospectus.

(6) Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt obligations, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

(7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

      For purposes of the foregoing and "Description of Shares--Preferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

NON-FUNDAMENTAL INVESTMENT POLICIES

      The Fund has adopted certain non-fundamental investment policies, including but not limited to the following:

          (1) The Fund may invest up to 15% of its total assets in securities (excluding swaps) which are illiquid at the time of investment (as determined by the Manager) See "Illiquid
     Securities."

      Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Manager to be of comparable quality), or change in the percentage of the Fund's total assets invested in certain securities or other instruments, or change in the average maturity or estimated average duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until the Manager determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating agencies assign different ratings to the same security, the Manager will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

      Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

      The Fund would be deemed to "concentrate" in a particular industry if it invested more than 25% of its net assets in that industry. The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors (such as different types of utilities).

      The Fund may not change its duration policy, which is, under normal market conditions,to maintain an estimated average portfolio duration of between two and five years (including the effect of anticipated leverage), unless it provides 60 days' prior notice to Common Shareholders .

      To the extent the Fund covers its commitment under a reverse repurchase agreement, swap or other derivative instrument by the segregation of assets determined by the Manager to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares.

      The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

      The Fund intends to apply for ratings for its Preferred Shares from one of the nationally-recognized statistical rating organizations ("Rating Agencies") such as Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Ratings ("Fitch"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Shareholders or its ability to achieve its investment objectives. The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given a rating of Aa/AA or better by Moody's, S&P and/or Fitch, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Fund. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.


      Additional information concerning the characteristics of certain of the Fund's investments is set forth below.



DEBT SECURITIES AND OTHER INCOME-PRODUCING INSTRUMENTS


      A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, debentures and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

      The Fund may invest in senior and subordinated debt securities. Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid. The Fund may invest in "zero-coupon securities," which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.

      The Fund may buy both rated and unrated debt securities and other income-producing instruments. The Fund may invest a significant portion of its assets in investment grade debt securities. Investment grade debt securities are rated in one of the top four ratings categories by the Rating Agencies.

      Under normal market conditions, the Fund will invest at least 25% of its total assets in debt securities and other income-producing instruments that are rated below investment grade. Debt securities that are rated below investment grade are sometimes called "high yield securities" or "junk bonds." A debt security rated below the top four ratings categories by each of the Rating Agencies that cover the security, or, if unrated, are determined to be of comparable quality by the Manager, will be considered below investment grade. See "High Yield Investments."


      The market value of debt securities and other income-producing instruments generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of these investments generally increases. Conversely, during periods of rising interest rates, the value of such investments generally declines. These changes in market value will be reflected in the Fund's net asset value per share. Because market interest rates are currently near their lowest levels in many years, there is a great risk that the Fund's portfolio will decline in value.


      The Fund may invest in debt securities or other income-producing instruments on which the issuer is not currently making interest payments (defaulted debt securities) or where the issuer is in bankruptcy. The Fund may buy defaulted debt securities or other instruments if, in the opinion of the Manager, it appears likely that the issuer may resume interest payments or other advantageous developments appear likely in the near future. These securities may be illiquid. Under normal conditions, the Fund will not invest more than 5% of its total assets in debt securities or other obligations whose issuers are in default at the time of purchase.


      An issuer of a debt security may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.



MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES


      Under normal market conditions, the Fund will invest at least 25% of its assets in mortgage-backed and other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt obligations, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. See "--Mortgage Pass-Through Securities" below. The Fund will not invest in interest-only or principal-only mortgage securities.


      MORTGAGE PASS-THROUGH SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (the "GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt obligations, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt obligations. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (the "FNMA") or the Federal Home Loan Mortgage Corporation (the "FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").


      Government-related guarantors (I.E., guarantors not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.


      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the Manager's opinion are illiquid (excluding swaps) if, as a result, more than 15% of the value of the Fund's total assets (taken at market value at the time of investment) will be invested in illiquid securities.

      Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions (see "Investment Restrictions") by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.
The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

      COMMERCIAL MORTGAGE-RELATED SECURITIES. The Fund may invest a significant portion of its assets in commercial mortgage-related securities issued by corporations. These are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, and senior living centers. They may pay fixed or adjustable rates of interest. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

      Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and difficult to value. Commercial mortgage loans tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

      OTHER MORTGAGE-RELATED OR ASSET-BACKED SECURITIES. Other mortgage-related securities in which the Fund may invest include mortgage pass-through securities, mortgage dollar rolls, and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

      The Fund may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of manufactured housing, automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through and senior subordinated payout structures.

      The Fund may invest in other types of asset-backed securities that are offered in the marketplace, including Enhanced Equipment Trust Certificates ("EETCs"). Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. EETCs tend to be less liquid than bonds. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence of, or defalcation by, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

      Consistent with the Fund's investment objectives and policies, the Manager also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

      DOLLAR ROLL TRANSACTIONS. In a mortgage dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon, and maturity) securities on a specified future date. During the period between the sale and repurchase (the "roll period"), the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale.


      For each mortgage dollar roll transaction, the Fund will segregate on its books an offsetting cash position or a position of liquid securities of equivalent value. The Manager will monitor the value of such securities daily to determine that the value equals or exceeds the mortgage dollar roll contract price.


      The Fund could suffer a loss if the contracting party fails to perform the future transaction and the Fund is therefore unable to buy back the mortgage-backed securities it initially sold.

      The Fund intends to enter into mortgage dollar rolls only with high quality government securities dealers and member banks of the Federal Reserve System as approved by the Fund's board of trustees. As a matter of non-fundamental policy, the Fund does not consider the purchase and/or sale of a mortgage dollar roll to be a borrowing, for purposes of the Fund's investment restrictions.


BANK LOANS AND LOAN PARTICIPATIONS

      Under normal market conditions, the Fund will invest at least 25% of its total assets bank loans made to corporate and other business entities (corporate loans). To implement that strategy, the Fund may acquire loan participations and other related direct or indirect bank debt obligations (bank loans or loan participations), in which the Fund will buy from a lender a portion of a larger loan that the lender has made to a borrower.

      The rate of interest payable on corporate loans or other income-producing instruments with floating interest rates is generally established as the sum of a base lending rate plus a specified margin. These base lending rates generally are LIBOR, the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based corporate loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based corporate loans is reset periodically, typically at regular intervals ranging between 30 days and one year.

      A significant portion of the corporate loans held by the Fund may be issued in highly leveraged transactions. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives. Such business objectives may include: management's taking over control of a company (leveraged buyout); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Such corporate loans and similar income-producing instruments present special risks.

      Corporate loans may be structured to include both term loans, which are generally fully funded at the time of the Fund's investment, and revolving credit facilities, which would require the Fund to make additional investments in the corporate loans as required under the terms of the credit facility at the borrower's demand. Such corporate loans also may include receivables purchase facilities, which are similar to revolving credit facilities secured by a borrower's receivables.

      The Fund will generally invest in a corporate loan only if the Manager judges that the borrower can meet the scheduled payments on the obligation. The Fund may, however, acquire loans in default. In addition, the Manager will consider other factors it believes are appropriate to the analysis of the borrower and the corporate loan. Such factors may include, but are not limited to, financial ratios of the borrower, such as the interest coverage ratio and leverage ratio. The Manager also will consider the nature of the industry in which the borrower is engaged, the nature of the borrower's assets and the general quality of the borrower.

      When the Manager selects corporate loans for investment by the Fund, it primarily considers the creditworthiness of the borrower. The Manager will not base its selection upon the quality ratings of other debt obligations of a borrower. These other debt obligations are often subordinated to the corporate loans. Instead, the Manager will perform its own independent credit analysis of the borrower, and of the collateral structure for the corporate loan. After the Fund invests in a corporate loan, the Manager will continue to evaluate the corporate loan on an ongoing basis.

      Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. If the Fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

      The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in loans guaranteed by, or secured by assets of, shareholders or owners, even if the loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a loan. On occasions when such stock cannot be pledged, the loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the loan. However, the borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of loans and, indirectly, loans themselves.

      If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the loan to the interests of the borrower's unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the loan.

      The Manager generally considers loan participations to be liquid. To the extent loan participations are deemed to be liquid by the Manager, they will not be subject to the Fund's restrictions on investments in illiquid securities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. Loan participations, however, may enable the Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While loan participations generally trade at par value, the Fund may be permitted to buy loan participations that sell at a discount because of the borrower's credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

HIGH YIELD INVESTMENTS

      Under normal market conditions, the Fund will invest at least 25% of its assets in debt securities and other income-producing instruments that are rated below investment grade by Moody's, S&P or Fitch (below Baa by Moody's, below BBB by S&P or Fitch) or that are unrated but judged by the portfolio managers to be of comparable quality. These debt securities are sometimes referred to as "high yield" securities or "junk bonds." Because the Fund will hold investments that are below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily or solely in high-rated securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities and other income-producing instruments, such as those in which the Fund invests. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

      The market value of high yield, lower-quality fixed-income securities and other income-producing instruments tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated or unrated investments also tend to be more sensitive to economic conditions than higher-quality securities.

      Issuers of high yield, fixed-income securities and other income-producing instruments are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities or other instruments of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality investments may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

      The risk of loss due to default may also be considerably greater with lower-quality investments because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of an instrument in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted instruments tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security. Notwithstanding the foregoing, the Fund may invest in securities and other instruments where the issuer is in default or bankruptcy.

      High yield securities or other income-producing instruments frequently have call or buy-back features that allow an issuer to redeem the obligation from the Fund. Although these securities or other income-producing instruments are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its obligations during periods of declining interest rates, the Manager may find it necessary to replace the investments with lower-yielding securities or other income-producing instruments, which could result in less net investment income for the Fund. The premature disposition of a high yield investment due to a call or buy-back feature, the deterioration of an issuer's creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

      High yield securities or other income-producing instruments may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on market price of a security or instrument and on the Fund's ability to sell a security or instrument in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

      The Fund may buy securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933, as amended (the "1933 Act"), which entails special responsibilities and liabilities. The Fund may also incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

      The Fund may buy high yield securities during an initial underwriting. These securities involve special risks because they are new issues. The Manager will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriters or any other person concerning the acquisition of these securities.

      The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

      The credit risk factors above also apply to lower-quality zero-coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

      The Fund may purchase certain high yield securities and other income-producing instruments at a discount to par value. These investments, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold these investments solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the investments remain attractive. The Fund may realize a capital loss when a security or other instrument is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities or instruments, whether purchased at par, a discount, or a premium.

      RATINGS. Independent rating organizations rate debt investments based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the Manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities and other income-producing instruments being considered for the Fund's portfolio.

      In its analysis, the Manager considers a variety of factors, including:

o     the experience and managerial strength of the issuer;
o responsiveness to changes in interest rates and business conditions;
o     debt maturity schedules and borrowing requirements;
o the issuer's changing financial condition and market recognition of the change; and
o relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.


COLLATERALIZED OBLIGATIONS

      The Fund may invest in senior classes of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other collateralized debt obligations ("CDOs"), which are debt instruments backed solely by a pool of other debt securities. The Fund will not invest in the equity classes of CBOs, CLOs or other CDOs or in their junior classes that are subordinate to their senior classes. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities (which would have the risks described elsewhere in this document for that type of security) and the class of the CBO, CLO or other CDO in which the Fund invests.
Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Fund as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities discussed elsewhere in this document, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, volatility in values, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.


ZERO-COUPON SECURITIES

      Zero-coupon or deferred interest securities are debt obligations that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the cash payment date), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. Lower quality zero-coupon securities are generally subject to the same risks as high yield debt securities. The Fund typically will not receive any interest payments on these securities until maturity. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price.


COMMERCIAL PAPER


      Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The Fund may invest in commercial paper of any credit quality consistent with the Fund's investment objectives and policies, including unrated commercial paper for which the Manager has made a credit quality assessment. See Appendix A for a description of the ratings assigned by the Rating Agencies to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


FOREIGN (NON-U.S.) INVESTMENTS AND CURRENCIES


      The Fund may invest in securities or other income-producing instruments issued by companies and governments in any foreign country, developed or developing. Foreign investments held by the Fund generally will be traded on U.S. markets. The Fund may invest up to 15% of its total assets in securities or other income-producing instruments issued by companies and governments in any foreign country, developed or developing. The Fund also may invest up to 5% of its total assets in securities or other income-producing instruments denominated in foreign currencies, including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises.


      Investing in securities or other income-producing instruments issued by companies and governments in foreign countries typically involves special risks and considerations not typically associated with investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to pursue legal remedies with respect to its foreign investments.

      You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. The Fund may invest in securities of issuers in any foreign country, developed or developing, and may buy foreign securities that are traded in the U.S. or securities of U.S. issuers that are denominated in a foreign currency.

      There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S.


      DEVELOPING COUNTRIES AND EMERGING MARKETS. The Fund may invest in securities or other income-producing instruments issued by companies and governments in "emerging market" countries. Investments in companies domiciled in developing countries or based in underdeveloped emerging markets may be subject to potentially higher risks than investments in developed countries or mature markets. These risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation;
(v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) the absence or early stage of development of a capital market structure or market-oriented economy.


      In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

      FOREIGN CURRENCY. The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

      The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

      Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments.

      The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

      FORWARD CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward currency exchange contracts (forward contracts) to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Fund will either cover its position in such a transaction or maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of any such commitment until payment is made.

SOVEREIGN DEBT

      The Fund may invest in sovereign debt, which can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. To the extent the Fund invests in foreign currency-denominated debt obligations and hedging activities, such investments may produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal income tax purposes.

EQUITY SECURITIES

      The Fund may invest in equity securities. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners; however, the Fund may hold equity securities that do not issue dividends. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities, warrants or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

      The Fund's equity investments generally will be limited to convertible securities and dividend-paying common or preferred stocks. The Fund may also acquire equity securities in connection with the Fund's other investment activities, including through: the restructuring of loans or other debt securities; the resolution of a bankruptcy or a default; the entry of an issuer into receivership, a corporate or securities transaction by the issuer that affects securities held by the Fund; or the exercise by the Fund of conversion or purchase rights associated with a convertible or other fixed-income security purchased by the Fund. These equity securities may have risk and other characteristics of stocks or of both stocks and bonds. By holding and investing in equity securities, the Fund may expose an investor to certain risks that could cause the investor to lose money, particularly if there is a sudden decline in a holding's share price or an overall decline in the stock market. The value of an investment in a Fund could decline because of equity securities held by the Fund based on the day-to-day fluctuation or the decline in their value related to movements in the stock market, as well as in response to the activities of individual companies. In addition, some of the equity securities that the Fund would obtain as a result of the special circumstances described above could be subject to restrictions on transfer or sale that may reduce their market value compared to freely tradable securities.

      PREFERRED STOCKS. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects, or to fluctuations in the equity markets. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

      CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

      A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives.

      The Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible security differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible security is the sum of the values of its debt component and its convertible component. For this reason, the values of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

BANK OBLIGATIONS

      Bank obligations in which the Fund may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.


      Subject to the Fund's limitation on concentration of no more than 25% of its total assets in the securities of issuers in a particular industry, the Fund may invest without limit in U.S. dollar-denominated obligations of foreign banks and up to 5% of its total assets in foreign bank obligations denominated in foreign currencies. Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "--Foreign (Non-U.S.) Investments and Currencies" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.


CORPORATE BONDS

      The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest up to 5% of its total assets in bonds denominated in foreign currencies in accordance with the Fund's investment objectives and policies as described in the Prospectus.


      The Fund's investments in corporate bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the SAI, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, and management risk.


DERIVATIVE INSTRUMENTS

      In pursuing its investment objectives, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") to add leverage to the portfolio, for hedging purposes or as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates, currencies, securities indexes and other assets and measures of risk or return. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objectives. The Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent they are determined to be illiquid.

      The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Manager to forecast interest rates and other economic factors correctly. If the Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.


      The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be distributed to shareholders in taxable distributions.


      OPTIONS ON SECURITIES, SWAP AGREEMENTS AND INDEXES. The Fund may purchase and sell both put and call options on securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

      An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

      The Fund will write call options and put options only if they are "covered." In the case of a call option on a debt obligation or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees.

      If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

      The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

      The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

      The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

      There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

      FOREIGN CURRENCY OPTIONS. The Fund may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on debt obligations (to the extent they are available) and U.S. Government and agency securities, as well as purchase put and call options on such futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

      The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

      To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's debt obligations or the price of the debt obligations that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

      The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

      When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

      The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

      Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

      The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."


      LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will comply with applicable CFTC requirements, as amended. Under current CFTC requirements, with respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract unless either
(1) immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in the money," do not exceed 5% of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts into which the Fund has entered or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of that Fund's portfolio. Pending CFTC rule amendments may eliminate the limitations set forth above, in which case the Fund may no longer be subject to such limitations. A call option is "in the money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in the money" if the exercise price exceeds the value of the futures contract that is the subject of the option.


      When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

      When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

      When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

      When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund.

      To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

      The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. See "Tax
Matters."

      RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

      Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

      There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

SWAP AGREEMENTS

      The Fund may enter into swap contracts for hedging purposes or to add leverage to the portfolio; such swaps may include but are not limited to interest rate swaps, credit default swaps or currency swaps. When used for hedging purposes, the Fund would be the buyer of a swap contract. When the Fund is the seller of a swap contract, the Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of such swaps, marked to market on a daily basis.

      Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

      The Fund's investment in swaps will not be included as illiquid investments for purposes of determining compliance with the 15% limit on illiquid investments. Accordingly, the Fund may invest more than 15% of its total assets in swaps. However, the Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent such derivatives are determined to be illiquid.

      Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

      Whether the Fund's use of swaps will be successful in furthering its investment objectives will depend on the Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA.

      INTEREST RATE SWAPS. An interest rate swap is the transfer between two counterparties of interest rate obligations. One obligation has an interest rate fixed to maturity while the other has an interest rate that changes with changes in a designated benchmark, such as the London Interbank Offered Rate (LIBOR), prime, commercial paper, or other benchmarks. The obligations to make repayment of principal on the underlying securities are not transferred. These transactions generally require the participation of an intermediary, frequently a bank. The entity holding the fixed rate obligation will transfer the obligation to the intermediary, and the entity will then be obligated to pay to the intermediary a floating rate of interest, generally including a fractional percentage as a commission for the intermediary. The intermediary also makes arrangements with a second entity that has a floating-rate obligation that substantially mirrors the obligation desired by the first entity. In return for assuming a fixed obligation, the second entity will pay the intermediary all sums that the intermediary pays on behalf of the first entity, plus an arrangement fee and other agreed upon fees. To the extent the Fund does not own the underlying obligation, the Fund will maintain, in a segregated account with its custodian bank, cash or liquid debt securities with an aggregate value equal to the amount of the Fund's outstanding swap obligation.

      Interest rate swaps permit the party seeking a floating rate obligation the opportunity to acquire the obligation at a lower rate than is directly available in the credit market, while permitting the party desiring a fixed rate obligation the opportunity to acquire a fixed rate obligation, also frequently at a price lower than is available in the capital markets. The success of the transaction depends in large part on the availability of fixed rate obligations at a low enough coupon rate to cover the cost involved.

      CREDIT DEFAULT SWAPS. The Fund may purchase credit default swaps. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

STRUCTURED NOTES AND OTHER RELATED INSTRUMENTS

      The Fund may invest in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

      The Manager may utilize structured instruments for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price of structured instruments may be more volatile. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero. Structured instruments also may involve significant credit risk and risk of default by the counterparty. Certain issuers of structured instruments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured instruments may be limited by the restrictions contained in the 1940 Act. Although structured notes, bank loans and loan participations are not necessarily illiquid, to the extent such investments are deemed to be illiquid by the Manager, they will be subject to the Fund's restrictions on investments in illiquid securities. Like other sophisticated strategies, the Fund's use of structured instruments may not work as intended. If the value of the embedded index changes in a manner other than that expected by the Manager, principal and/or interest payments received on the structured instrument may be substantially less than expected. Also, if the Manager uses structured instruments to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

U.S. GOVERNMENT SECURITIES


      U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See "--Zero-Coupon Securities" and "--Pay-In-Kind Securities." Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (E.G., STRIPs and CUBEs) are direct obligations of the U.S. Government.


MUNICIPAL BONDS

      The Fund may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio managers to be reliable), is exempt from federal income taxes ("municipal bonds"), although dividends that the Fund pays that are attributable to such interest will not be tax-exempt to shareholders of the Fund.

      Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

      Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

      The Fund may buy debt securities on a "when-issued" or "delayed delivery" basis. These transactions are arrangements under which the Fund buys securities with payment and delivery scheduled for a future time. Purchases of debt securities on a when-issued or delayed delivery basis are subject to market fluctuation and to the risk that the value or yields at delivery may be more or less than the purchase price or the yields available when the transaction was entered into. Although the Fund will generally buy debt securities on a when-issued basis with the intention of acquiring such securities, it may sell them before the settlement date if it deems the sale to be advisable. The Fund will not enter into these transactions for investment leverage. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of its purchase commitments until payment is made.

      In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction. The other party's failure may cause the Fund to miss a price or yield considered advantageous. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. The Fund is not subject to any percentage limit on the amount of its assets which may be invested in when-issued debt securities.

REPURCHASE AGREEMENTS

      The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, such as waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

      Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, I.E., banks or broker-dealers that the Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

BORROWING


      The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. The Fund may from time to time borrow money to add leverage to the portfolio. The Fund is permitted to use leverage representing up to 38% of the Fund's Managed Assets. "Managed Assets" means the total assets of the Fund (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt representing financial leverage). The Fund may also borrow money for temporary administrative purposes.


      Under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund's total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (I.E., such principal amount may not exceed 33 1/3% of the Fund's total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than borrowing, is at least 300% of such principal amount. If the Fund borrows it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the holders of Preferred Shares ("Preferred Shareholders") to elect a majority of the Trustees of the Fund.


      As described elsewhere in this SAI, the Fund also may enter into certain transactions, including swap contracts and other derivative instruments, reverse repurchase agreements, and when-issued, delayed delivery or forward commitment transactions, although the Fund's exposure to certain derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent they are determined to be illiquid. The Fund may enter into these transactions in order to add leverage to the portfolio. See "Investment Objectives and Strategies," "Risks - Liquidity Risk" and "Preferred Shares and Related Leverage" in the Prospectus. The Fund may (but is not required to) cover its commitment under these instruments by the segregation of assets determined to be liquid by the Manager in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment, or by entering into offsetting transactions or owning positions covering its obligations. In that case, the instruments will not be considered "senior securities" under the 1940 Act for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Preferred Shares. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


REVERSE REPURCHASE AGREEMENTS


      The Fund may enter into reverse repurchase agreements and economically similar transactions in order to add leverage to the portfolio or for hedging or cash management purposes. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund may (but is not required to) segregate assets determined to be liquid by the Manager in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not so covered, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's Managed Assets.

      The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security.


SHORT SALES

      The Fund may use short sales for investment and risk management purposes. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

      When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

      If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

      To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called "naked" short sales (I.E., short sales that are not "against the box"), in which case the Fund's losses could theoretically be unlimited, in cases where the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

ILLIQUID SECURITIES

      The Fund may invest up to 15% of its total assets in securities (excluding swaps) which are illiquid at the time of investment. Generally, an illiquid security is any security that cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it. The Fund's investment in swaps will not be included as illiquid investments for purposes of determining compliance with the 15% limit on illiquid investments. However, the Fund's use of derivative instruments (other than swaps) will be limited by the Fund's 15% limit on illiquid investments to the extent such derivatives are determined to be illiquid.

      The Fund's Board of Trustees has authorized the Fund to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). To the extent the Manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and for which a liquid institutional market has developed. The Fund's Board of Trustees will review any determination by the Manager to treat a restricted security as a liquid security on an ongoing basis, including the Manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Manager and the Fund's Board of Trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

REAL ESTATE INVESTMENT TRUSTS

      The Fund may invest in the equity or debt securities of publicly traded and private real estate investment trusts ("REITs"). A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its net assets.

OTHER INVESTMENT COMPANIES

      The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies,
(ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. Notwithstanding the foregoing, to the extent permitted by exemptive orders received from the Securities and Exchange Commission, the Fund may invest cash balances in shares of other money market funds advised by the Manager or its affiliates in amounts up to 25% of the Fund's total assets. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

PORTFOLIO TRADING AND TURNOVER RATE

      Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, an investment may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Manager believes to be a temporary price disparity between the two investments. Temporary price disparities between two comparable investments may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Investments may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

      A change in the investments held by the Fund is known as "portfolio turnover." The Manager manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (E.G., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

      The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio investments for the particular fiscal year by (b) the monthly average of the value of the portfolio investments owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all investments, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

WARRANTS

      The Fund may invest in warrants to purchase securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt obligations at the same coupon rate.
A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

LOANS OF PORTFOLIO SECURITIES

      To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

      Where voting rights with respect to the loaned securities pass with the lending of the securities, the Manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's Board of Trustees, I.E., banks or broker-dealers that the Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

PARTICIPATION ON CREDITORS COMMITTEES

      The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the Manager believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

SHORT-TERM INVESTMENTS / TEMPORARY DEFENSIVE STRATEGIES

      When the Manager believes market or economic conditions are unfavorable for investors, the Manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include U.S. government securities, commercial paper, repurchase agreements and other money market securities. The Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.



                      MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

      The Trustees and officers of the Fund, their ages, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

 INDEPENDENT TRUSTEES

------------------------------------------------------------------


                              TERM OF   NUMBER  OF
                            OFFICE (1)/ PORTFOLIOS
                               LENGTH    IN FUND
NAME, AGE AND                  OF TIME  COMPLEX
ADDRESS              POSITION  SERVED   OVERSEEN    OTHER
                       HELD     WITH       BY    DIRECTORSHIPS
                     WITH FUND   THE     TRUSTEE     HELD
                               FUND (2)   (3)
------------------------------------------------------------------
FRANK H. ABBOTT, III  Trustee   1 year   105      Abbott
(82)                            / Since           Corporation
One Franklin Parkway            inception
San Mateo, CA
94403-1906
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------

------------------------------------------------------------------
ROBERT F. CARLSON     Trustee   2 years  46       None
(75)                            / Since
One Franklin Parkway            inception
San Mateo, CA
94403-1906
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California;
and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------

------------------------------------------------------------------
HARRIS J. ASHTON (71) Trustee   1 years  132      RBC Holdings,
One Franklin Parkway            / Since           Inc. and Bar-S
San Mateo, CA                   inception         Foods
94403-1906
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------

------------------------------------------------------------------
S. JOSEPH FORTUNATO   Trustee   2 years  133      None
(71)                            / Since
One Franklin Parkway            inception
San Mateo, CA
94403-1906

------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------

------------------------------------------------------------------
FRANK W.T.  LAHAYE    Trustee   3 years  105      Director, The
(74)                            / Since           California
One Franklin Parkway            inception         Center for
San Mateo, CA                                     Land Recycling
94403-1906                                        (redevelopment).
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (asset management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------

------------------------------------------------------------------
GORDON S. MACKLIN     Trustee   3 years  132      Director,
(75)                            / Since           White
One Franklin Parkway            inception         Mountains
San Mateo, CA                                     Insurance
94403-1906                                        Group, Ltd.
                                                  (holding
                                                  company);
                                                  Martek
                                                  Biosciences
                                                  Corporation;
                                                  MedImmune,
                                                  Inc.
                                                  (biotechnology);
                                                  Overstock.com
                                                  (Internet
                                                  services);
                                                  Spacelab, Inc.
                                                  (aerospace
                                                  services); and
                                                  FORMERLY,
                                                  Director, MCI
                                                  Communication
                                                  Corporation
                                                  (subsequently
                                                  known as MCI
                                                  WorldCom, Inc.
                                                  and WorldCom,
                                                  Inc.)
                                                  (communications
                                                  services)
                                                  (1988-2002).
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998).
------------------------------------------------------------------


INTERESTED TRUSTEES AND OFFICERS

------------------------------------------------------------------

                             TERM OF   NUMBER  OF
                            OFFICE (1)/ PORTFOLIOS
                               LENGTH    IN FUND
NAME, AGE AND                  OF TIME  COMPLEX
ADDRESS              POSITION  SERVED   OVERSEEN    OTHER
                       HELD     WITH       BY    DIRECTORSHIPS
                     WITH FUND   THE     TRUSTEE     HELD
                               FUND (2)   (3)
------------------------------------------------------------------
*CHARLES B. JOHNSON     Trustee   3 years /     132       None
(70)                    and       Since
One Franklin Parkway    Chairman  inception
San Mateo, CA           of the
94403-1906              Board
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office
of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------

------------------------------------------------------------------
*RUPERT H. JOHNSON,     Trustee   2 years /     115       None
JR. (62)                and       Since
One Franklin Parkway    Senior    inception
San Mateo, CA           Vice
94403-1906              President
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------

------------------------------------------------------------------
*MARTIN L. FLANAGAN     Trustee   1 year /       4        None
(43)                    and Vice  Since
One Franklin Parkway    President inception
San Mateo, CA
94403-1906
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------

------------------------------------------------------------------
CHRISTOPHER MOLUMPHY,   President Since      Not          None
CFA (41)                & Chief   inception  Applicable
One Franklin Parkway    Executive
San Mateo, CA           Officer
94403-1906              -
                        Investment
                        Management
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Chief Investment Officer - Fixed Income, Franklin Advisers, Inc.; portfolio manager of several of the investment companies in Franklin Templeton Investments, including Franklin's AGE High Income Fund and the Franklin Strategic Income Fund.
------------------------------------------------------------------

------------------------------------------------------------------
JIMMY D. GAMBILL (55)   Senior    Since      Not        SWIFT
One Franklin Parkway    Vice      inception  Applicable Securities
San Mateo, CA           President                       Committee
94403-1906              & Chief
                        Executive
                        Officer
                        -
                        Finance
                        and
                        Administration
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Member - Executive Committee, Technology Operations Committee, Risk Management Committee, Franklin Resources, Inc.
------------------------------------------------------------------

------------------------------------------------------------------
MURRAY L. SIMPSON (65)  Vice      Since      Not          None
One Franklin Parkway    President inception  Applicable
San Mateo, CA           and
94403-1906              Secretary
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director,
Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until
1999).
------------------------------------------------------------------

------------------------------------------------------------------
HARMON E. BURNS (58)    Vice      Since      Not          None
One Franklin Parkway    President inception  Applicable
San Mateo, CA
94403-1906
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------

DAVID P. GOSS (56)      Vice      Since      Not          None
One Franklin Parkway    President inception  Applicable
San Mateo, CA
94403-1906
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc.
and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------

------------------------------------------------------------------
BARBARA J. GREEN (55)   Vice      Since      Not          None
One Franklin Parkway    President inception  Applicable
San Mateo, CA
94403-1906
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------

GREGORY E. JOHNSON (42) Vice      Since      Not        Fiduciary
One Franklin Parkway    President inception  Applicable Trust
San Mateo, CA                                           Company
94403-1906                                              International;
                                                        Command
                                                        Audio
                                                        Corporation
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President, Franklin Resources, Inc.; Chairman, Franklin
Templeton Distributors, Inc.; President, Franklin Templeton
Investment Services; Vice President, Franklin Advisers, Inc.;
and FORMERLY, President of Franklin Templeton Distributors,
Inc.; President of FT Trust Company; and co-manager of Franklin
Income Fund and Franklin Utilities Fund.
------------------------------------------------------------------

------------------------------------------------------------------
KIMBERLEY MONASTERIO    Treasurer Treasurer  Not          None
(39)                    and       and Chief  Applicable
One Franklin Parkway    Chief     Financial
San Mateo, CA           Financial Officer
94403-1906              Officer   since
                                  inception
------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------

------------------------------------------------------------------

(1) The Fund's Trustees normally are elected to a three-year term of office. However, the Fund has a staggered Board and its Trustees are divided into three classes (Class I, Class II and Class III), which have initial terms of one, two and three years, respectively (see "Anti-Takeover and Other Provisions in the Declaration of Trust"). Trustees may be reelected.

(2) All of the Independent Trustees have served on the Boards of Trustees of other Funds in the Franklin Templeton Investments fund complex. Their respective length of time served as Trustees in the fund complex are as follows: Frank H. Abbott, III (since
1965); Robert F. Carlson (since 1982); S. Joseph Fortunato (since
1981); Frank W.T. Lahaye (since 1968); Harris J. Ashton (since
1976) and Gordon S. Macklin (since 1982).


(3) We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.


* Charles B. Johnson and Rupert H. Johnson, Jr. are both considered to be interested persons of the Fund under the federal securities laws because each of them is an officer and director and major shareholder of Franklin Resources, Inc. Martin L. Flanagan is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.

      For the Trustees who are considered to be an "interested person" of the Fund, as defined in the 1940 Act (the "Interested
Trustees"), and the Fund's officers, positions held with affiliated persons or principal underwriters of the Fund are listed in the table above.


COMPENSATION


      The Fund has no employees. Its officers are compensated by the Manager. The Fund pays an annual retainer of $7,500 and $810 per meeting attended to each of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Trustees"). Independent Trustees who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Independent Trustees also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to the Independent Trustees by the Fund are subject to reductions resulting from fee caps limiting the amount of fees payable to Trustees who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to the Independent Trustees by the Fund and by Franklin Templeton Investments.

                                                       NUMBER OF BOARDS
                                       TOTAL FEES        IN FRANKLIN
                      ESTIMATED      RECEIVED FROM       TEMPLETON
                       FEES TO BE       FRANKLIN       INVESTMENTS ON
                       RECEIVED        TEMPLETON        WHICH EACH
  NAME               FROM THE FUND(1) INVESTMENTS(2)      SERVES(3)
-----------------------------------------------------------------------
Frank H. Abbott,        $7,500         $164,214             28
III
Robert F. Carlson       $7,500          $95,070             14
Harris J. Ashton        $7,500         $372,100             45
S. Joseph Fortunato     $7,500         $372,941             46
Frank W.T. LaHaye       $7,500         $164,214             28
Gordon S. Macklin       $7,500         $363,512             45

(1) Since the Fund has not completed its first full fiscal year, Trustee compensation is estimated based upon future payments to be made by the Fund during the current fiscal year ending March
31, 2004.


(2) For the calendar year ended December 31, 2002.

(3) We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or Trustee received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or Trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

TRUSTEE ELECTION

      In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders, unless any Preferred Shares are outstanding, in which event Preferred Shareholders, voting as a separate class, will elect two Trustees and the remaining Trustee shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. Preferred Shareholders will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

COMMITTEES OF THE BOARD OF TRUSTEES


      The Board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III and Robert F. Carlson and Frank W. T. LaHaye, Chairman. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, Robert F. Carlson, S. Joseph Fortunato, Frank W. T. LaHaye, and Gordon S. Macklin, Chairman

      The Trust's Nominating Committee sets Trustees' fees and is responsible for the nomination of Trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the Board, care of the Trust's address at: Franklin Templeton Limited Duration Income Trust, P.O. Box 997151, Sacramento, CA 95899-9983.

      Since the Fund is not yet operational, the Audit Committee and the Nominating Committee have not convened any meetings prior to the date of this SAI.


SECURITIES OWNERSHIP

      Franklin trustees historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Trustees. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

      The following tables provide the dollar range of equity securities beneficially owned by the Trustees of the Trust on December 31, 2002.


INDEPENDENT BOARD MEMBERS
------------------------------------------------------------------
                                          AGGREGATE DOLLAR RANGE
                                           OF EQUITY SECURITIES
                      DOLLAR RANGE       OWNED IN ALL FUNDS
                        OF EQUITY         OVERSEEN BY THE TRUSTEE
                     SECURITIES IN THE       IN THE FRANKLIN
 NAME OF TRUSTEE          FUND*          TEMPLETON FUND COMPLEX
------------------------------------------------------------------
Frank H. Abbott,           None               Over $100,000
III
------------------------------------------------------------------
Robert F. Carlson          None               Over $100,000
------------------------------------------------------------------
Harris J. Ashton           None               Over $100,000
------------------------------------------------------------------
S. Joseph                  None               Over $100,000
Fortunato
------------------------------------------------------------------
Frank W.T. LaHaye          None               Over $100,000
------------------------------------------------------------------
Gordon S. Macklin          None               Over $100,000
------------------------------------------------------------------

*Since the Fund was not operational as of December 31, 2002, the Trustees did not own any securities in the Fund as of that date.


INTERESTED TRUSTEES
------------------------------------------------------------------
                                          AGGREGATE DOLLAR RANGE
                                           OF EQUITY SECURITIES
                      DOLLAR RANGE       OWNED IN ALL FUNDS
                        OF EQUITY         OVERSEEN BY THE TRUSTEE
                     SECURITIES IN THE       IN THE FRANKLIN
 NAME OF TRUSTEE          FUND*          TEMPLETON FUND COMPLEX
------------------------------------------------------------------
Charles B. Johnson         None               Over $100,000
------------------------------------------------------------------
Rupert H.                  None               Over $100,000
Johnson, Jr.
------------------------------------------------------------------
Martin L. Flanagan         None               Over $100,000
------------------------------------------------------------------

*Since the Fund was not operational as of December 31, 2002, the Trustees did not own any securities in the Fund as of that date.


None of the Independent Trustees or their immediate family members had beneficial ownership of any class of securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2002.

      As of July 21, 2003, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

      As of July 21, 2003, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.
                                             PERCENTAGE OF THE
      NAME OF        NUMBER OF COMMON     FUND'S OUTSTANDING SHARES
    PERSON/ENTITY          SHARES          AS OF JULY 21, 2003
    -------------    -----------------    -------------------------
        None          Not Applicable         Not Applicable




                        INVESTMENT ADVISER

INVESTMENT ADVISER


      The Fund's investment adviser is Franklin Advisers, Inc. (the "Manager"), a direct wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources, Inc. As of June 30, 2003, the Manager and its affiliates had approximately $287 billion in assets under management.


      The Manager serves as investment adviser to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. The Manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The Manager also selects the brokers who execute the Fund's portfolio transactions. The Manager provides periodic reports to the Board, which reviews and supervises the Manager's investment activities. To protect the Fund, the Manager and its officers, directors and employees are covered by fidelity insurance.

CERTAIN TERMS OF THE INVESTMENT MANAGEMENT AGREEMENT

      Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objectives, policies and restrictions.

      Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with the Manager.


      Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.50% of the average daily value of the Fund's Managed Assets (including net assets attributable to Preferred Shares), for the services and facilities it provides. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Independent Trustees , interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.


      The Investment Management Agreement will continue in force with respect to the Fund for two years from its initial effective date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Fund, and (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. The Investment Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by the Manager to the Fund or by the Fund to the Manager.

      The Investment Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

BASIS FOR APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT


      At a meeting on July 17, 2003, the Board, including a majority of the Independent Trustees, approved the Fund's Investment Management Agreement. In reaching this decision, the Board took into account information specifically furnished for the Board meeting and information furnished at a prior meeting. Information furnished included reports on the Manager's investment performance using similar investment strategies, expected expenses of the Fund, expected portfolio composition,, information about the scope and quality of services provided by the Manager and its affiliates, as well as periodic reporting procedures relating to compliance with the Fund's investment policies and restrictions. In considering such material, the Independent Trustees received assistance and advice from and met separately with independent counsel.

      The Trustees met with the relevant investment advisory personnel from the Manager and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Investment Management Agreement. See "Management of the Fund" in the Prospectus and this SAI. The Trustees also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be available at the Manager were appropriate to fulfill effectively the duties of the Manager on behalf of the Fund under the Investment Management Agreement. The Trustees also considered the business reputation of the Manager, its financial resources and professional liability insurance coverage and concluded that the Manager would be able to meet any reasonably foreseeable obligations under the Investment Management Agreement.


      The Trustees received information concerning the investment philosophy and investment process to be applied by the Manager in managing the Fund. In this regard, the Trustees considered the Manager's in-house research capabilities as well as other resources available to the Manager's personnel, including research services available to the Manager as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Manager's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objectives and policies.

      The Trustees noted that the Manager's standard of care was comparable to that found in most investment company advisory agreements. See "--Certain Terms of the Investment Management Agreement" above. The Trustees concluded that the scope of the Manager's services to be provided to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objectives, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.


      The Trustees considered the quality of the services to be provided by the Manager to the Fund. The Trustees also evaluated the procedures of the Manager designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including its codes of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics" below), the procedures by which the Manager allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Manager in these matters. The Trustees also received information concerning standards of the Manager with respect to the execution of portfolio transactions. See "Portfolio Transactions" below.

      The Trustees also gave substantial consideration to the fees payable under the Investment Management Agreement. The Trustees reviewed information concerning fees paid to investment advisers of similar funds. The Trustees evaluated the Manager's profitability with respect to the Fund, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds.

      Based upon its review of such material and information together with such other information as it deemed relevant, the Board, including a majority of Independent Trustees, concluded that the initial approval of the Investment Management Agreement was appropriate and in the best interests of the Fund.


                      PORTFOLIO TRANSACTIONS

      The Manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give.

      When placing a portfolio transaction, the Manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the Manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

      The Manager may pay certain brokers commissions that are higher than those another broker may charge, if the Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Manager in carrying out its overall responsibilities to its clients.

      It is not possible to place a dollar value on the special executions or on the research services the Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


      Because Franklin Templeton Distributors, Inc. ("Distributors") is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund may be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.


      If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.


      Since the Fund was not operational prior to the date of this SAI, the Fund did not pay any brokerage commissions prior to that date. As of the date of this SAI, the Fund did not own securities of its regular broker-dealers.


                          CODE OF ETHICS

      The Fund and the Manager have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund and its Manager will be governed by the code of ethics.

      The Manager and its affiliates manage numerous other investment companies and accounts. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. The Fund and the Manager have text-only versions of the codes of ethics that can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


                        PROXY VOTING POLICY

      The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager has adopted Proxy Voting Policies and Procedures, in which its administrative duties with respect to voting proxies has been assigned to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

      All proxies received by the Proxy Group will be voted based upon the Manager's instructions and/or policies. To assist it in analyzing proxies, the Manager subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, the Manager does not consider recommendations from ISS or any other third party to be determinative of the Manager's ultimate decision. The Manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Fund, the Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. In situations where the Manager perceives a material conflict of interest, the Manager may: disclose the conflict to the Fund's Board of Trustees; defer to the voting recommendation of the Fund's Board of Trustees, ISS or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

      As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Manager will not support the position of the company's management in any situation where it deems that the ratification of company management's position would adversely affect the investment merits of owning that company's shares.

      The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations, and any other available information. The Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from the Manager's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

      The Manager has adopted general proxy voting guidelines that are reviewed periodically by various members of the Manager's organization, including portfolio management, legal counsel and the Manager's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Manager anticipate all future situations.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

      The following is a summary of the proxy voting positions that the Manager has developed based on years of experience with proxy voting and corporate governance issues and reflects what the Manager believes to be good corporate governance and responsible behavior:

      BOARD OF DIRECTORS. Directors are expected to be competent, accountable and responsive to shareholders. The Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Manager will generally vote against company management efforts to classify a board and will generally support proposals to declassify the board of directors. The Manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance.

      RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the Manager will examine proposals relating to non-audit relationships and non-audit fees. The Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

      MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Among other things, the Manager considers the ISS quantitative model utilized to assess such plans. The Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

      Severance compensation arrangements will be reviewed on a case-by-case basis, although the Manager will generally oppose excessive "golden parachutes." The Manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The Manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor future developments in this area.

      ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, a research analyst will conduct an independent review of each anti-takeover proposal. On occasion, the Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The Manager generally supports proposals that require shareholder rights' plans (poison pills) to be subject to a shareholder vote. The Manager will closely evaluate shareholder rights plans on a case-by-case basis to determine whether or not they warrant support. The Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Manager generally supports "fair price" provisions and confidential voting.

      CHANGES TO CAPITAL STRUCTURE. The Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares in the form of common or preferred stock or the assumption of additional debt. The Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Manager will review proposals seeking preemptive rights on a case-by-case basis.

      MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

      SOCIAL AND CORPORATE POLICY ISSUES. As a fiduciary, the Manager is primarily concerned about the financial interests of the Fund and its shareholders. The Manager will generally give management discretion with regard to social, environmental and ethical issues, although the Manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

      GLOBAL CORPORATE GOVERNANCE. The Manager is a global manager of investments in countries worldwide. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the Manager must be more flexible in these instances and must be mindful of the varied market practices of each region. As experienced global money managers, the Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

      The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, the Manager understands its fiduciary duty to vote Fund proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Manager will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which the Manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, the Manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the Manager is not given adequate information from the company.

      The Proxy Group is responsible for maintaining the documentation that supports the Manager's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Shareholders may view the Manager's complete proxy voting policies and procedures on-line at www.franklintempleton.com. Alternatively, shareholders may request copies of the Fund's complete proxy voting policies and procedures free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at www.franklintempleton.com and posted on the SEC website at http://www.sec.gov no later than August 31, 2004 and will reflect the prior 12 months' voting record. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Manager are made available as required by law and is responsible for overseeing the filing of such policies, procedures and Fund voting records with the SEC.


                           DISTRIBUTIONS


      As described in the Prospectus, initial distributions to Common Shareholders are expected to be declared within approximately 45 days, and paid within approximately 60 to 75 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially, and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

      For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between and among Common Shares and any series of Preferred Shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Shareholders, see the Prospectus under "Preferred Shares and Related Leverage."


      While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred
Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                       DESCRIPTION OF SHARES

COMMON SHARES


      The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust--Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "--Preferred Shares" below.

      The Common Shares are expected to be listed on the American
Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


      Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that may invest a significant portion of their assets in below investment-grade debt obligations have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common
Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and organization and offering expenses and immediately following any offering of Preferred Shares by the costs of that offering paid by the Fund. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Prospectus under "Preferred Shares and Related Leverage" and "Description of Shares--Common Shares."

PREFERRED SHARES

      The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.


      The Fund's Board of Trustees has indicated its intention to authorize an offering of Preferred Shares (representing approximately 33%, but not more than 38%, of the Fund's Managed Assets immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus and this SAI. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Declaration) if and when it authorizes a Preferred Shares offering, the Board has stated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as seven days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

      As used in this SAI, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).


      LIMITED ISSUANCE OF PREFERRED SHARES. Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total assets of the Fund, less liabilities. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of reverse repurchase agreements, swaps and other derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this asset coverage requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until such liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund's total assets, were reduced.


      The Fund presently intends to issue Preferred Shares representing approximately 33% (but not more than 38%) of the Fund's Managed Assets (calculated after their issuance) approximately one to three months after the completion of the offering of Common Shares. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more highly leveraged through Preferred Shares. No assurance can be given that this cushion will not be reduced or eliminated. It also gives the Fund flexibility to utilize other forms of leverage in addition to Preferred Shares from time to time in accordance with the 1940 Act asset coverage requirements (such as reverse repurchase agreements, swaps and other derivatives) that may be more efficient or cost effective sources of leverage than Preferred Shares under the circumstances. The Fund will segregate liquid assets against or otherwise cover its future obligations under such other forms of leverage, to the extent that, immediately after entering into such a transaction, the Fund's future commitments that it has not segregated liquid assets against or otherwise covered, together with any outstanding Preferred Shares, would exceed 38% of the Fund's Managed Assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below one-half of the value of the Fund's total net assets.


      DISTRIBUTION PREFERENCE. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

      LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Delaware statutory trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

      VOTING RIGHTS. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, Preferred Shareholders will vote together with Common Shareholders as a single class.

      In connection with the election of the Fund's Trustees, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Trustees, and the remaining Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and set apart for payment.

      The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

      The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

      REDEMPTION, PURCHASE AND SALE OF PREFERRED SHARES BY THE FUND. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

      The discussion above describes the present intention of the Board of Trustees of the Fund with respect to a possible offering of Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration.

  ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

SHAREHOLDER LIABILITY

      The Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

ANTI-TAKEOVER PROVISIONS

      As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.


      The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause upon the vote of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee.

      The Declaration requires the approval of the Board of Trustees and the affirmative vote of the holders of 75% of the Fund's shares (including Common and Preferred Shares) entitled to vote to approve, adopt or authorize certain Fund transactions not in the ordinary course of business, including (i) a merger or consolidation or sale or transfer of the fund expenses, (ii) conversion of the Fund from a closed-end to an open-end investment company, and (iii) termination of the Fund, unless such action was previously approved, adopted or authorized by the affirmative vote of 66 2/3% of the Board of Trustees, in which case such action must be approved by the holders of a "majority of the outstanding" Common Shares and any Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Anti-Takeover and Other Provisions in the Declaration of Trust" in the SAI for a more detailed summary of these provisions.

      As described above, in certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Common Shares;
Conversion to Open-End Fund" below.


      As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.



      The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

LIABILITY OF TRUSTEES

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

      Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

      The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.


      The Declaration requires the affirmative vote or consent of a majority of the Board of Trustees and the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) entitled to vote to approve, unless the conversion has been authorized by a the affirmative vote or consent of two-thirds (66 2/3%) of the Board of Trustees, in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion.

      This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by two-thirds (66 2/3%) of the Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

      If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.


      The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Prospectus under "Risks--Leverage Risk."

      Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.


                            TAX MATTERS

      TAXATION OF THE FUND. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;


(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and
      (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

      If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, generally would be taxable to shareholders as corporate dividends. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.


      The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and any net tax-exempt interest, and may distribute its net capital gain. The Fund may also retain for investment its net capital gain. If the Fund does retain any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.


      Certain investment strategies of the Fund, such as hedging, the acquisition of securities with original issue discount, the acquisition of higher risk securities and certain other acquisitions may generate more taxable income than book income and may affect the timing and amount of income that must be distributed to the Fund's shareholders. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.


      If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.


      FUND DISTRIBUTIONS. Distributions from the Fund other than distributions of net capital gains and qualified dividend income generally will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gains (I.E., the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008.

      Dividends (including Capital Gain Dividends and distributions of qualified dividend income) will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or
(ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market.

      For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met. Such distributions, however, even though taxed to individuals at the same rate as long-term capital gains, are not the equivalent of long-term capital gains, which can potentially be fully offset by the capital losses of a taxpayer, whereas qualified dividend income may be offset by a maximum of $3000 in capital losses in any taxable year. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

      Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. It is not expected that any significant percentage of the Fund's distributions will so qualify.

      The Internal Revenue Service currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate Capital Gain Dividends between and among its Common Shares and any series of its Preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Dividends qualifying and not qualifying for (a) treatment as qualified dividend income and (b) the dividends received deduction will similarly be allocated between and among such classes.

      RETURN OF CAPITAL DISTRIBUTIONS. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. Where one or more such distributions occur in any taxable year of the Fund, the available earnings and profits will be allocated, first, to the distributions made to the holders of Preferred Shares, and only thereafter to distributions made to holders of Common Shares. As a result, the holders of Preferred Shares will receive a disproportionate share of the distributions treated as dividends, and the holders of the Common Shares will receive a disproportionate share of the distributions treated as a return of capital.

      Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders). Each January, you will receive a statement that shows the tax status of distributions you received for the previous year.

      SALE OF SHARES. The sale of Fund shares by a shareholder may give rise to a gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


      From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.


      OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules
(including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

      FOREIGN TAXATION. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Although the Fund may be able to claim a credit or deduction with respect to such taxes, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes.

      SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.


      BACKUP WITHHOLDING. The Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o provide your correct social security or taxpayer identification number,

o  certify that this number is correct,

o  certify that you are not subject to backup withholding, and

o  certify that you are a U.S. person (including a U.S.
   resident alien).


      The Fund also must withhold if the Internal Revenue Service instructs it to do so. The backup withholding tax rate is currently 28% for amounts paid through 2010.

      In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

      Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

      NON-U.S. SHAREHOLDERS. Under U.S. federal tax law, dividends other than Capital Gain Dividends paid on shares beneficially held by a person who is not a "U.S. person" within the meaning of the Code (or a "foreign person"), are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which rate may, in some cases, be reduced by an applicable tax treaty. Dividends are subject to withholding even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

      Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.


      If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.


      RECENT TAX SHELTER REPORTING REGULATIONS. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's share of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax adviser to determine the applicability of these regulations in light of their individual circumstances.


      GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

          PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

      The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

      Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

      See Appendix A for additional performance related and comparative and other information.


                             CUSTODIAN


      The Bank of New York, Mutual Funds Division, 90 Washington
Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.


          SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT


      PFPC, Inc. ("Servicing Agent") is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. The Servicing Agent is located at P.O. Box 43027, Providence, RI 02940-3027. Please send all correspondence to PFPC, Inc. at P.O. Box 43027, Providence, RI 02940-3027.


      For its services, Servicing Agent receives a fixed fee per account. The Fund also will reimburse Servicing Agent for certain out-of-pocket expenses, which may include payments by Servicing Agent to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Servicing Agent in connection with maintaining shareholder accounts.


                       INDEPENDENT AUDITORS

      PricewaterhouseCoopers LLP, 333 Market Street, San
Francisco, California 94105, serves as independent auditors for the Fund. PricewaterhouseCoopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.


                      REGISTRATION STATEMENT


      A Registration Statement on Form N-2, including any amendments thereto (a "Registration Statement"), relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.


                  REPORT OF INDEPENDENT AUDITORS


                         [TO BE PROVIDED]


                       FINANCIAL STATEMENTS




         FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST




                STATEMENT OF ASSETS AND LIABILITIES



                                       , 2003



                         [TO BE PROVIDED]


                      STATEMENT OF OPERATIONS

                       ONE DAY ENDED , 2003

                         [TO BE PROVIDED]



                            APPENDIX A


                      DESCRIPTION OF RATINGS

The Fund's investments may range in quality from securities rated in the lowest category to securities rated in the highest category (as rated by Moody's, S&P, or Fitch, or, if unrated, determined by the Manager to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of debt securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by the Manager.

Investment Grade Debt Securities are those rated in one of the four highest rating categories or, if unrated, deemed comparable by the Manager.

Below Investment Grade, High Yield Securities ("Junk Bonds") are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

Following is a description of Moody's, S&P's, and Fitch's rating categories applicable to debt securities.

MOODY'S INVESTORS SERVICE, INC.

   CORPORATE AND MUNICIPAL BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S

   ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

CORPORATE AND MUNICIPAL BOND RATINGS

   INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   SPECULATIVE GRADE

Obligations rated BB, B, CCC, CC, and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

   COMMERCIAL PAPER RATING DEFINITIONS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


FITCH RATINGS


BOND RATINGS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA: Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds rated DDD, DD and D are in actual default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.


SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-l+ and F-1 categories.

F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.



                            APPENDIX B


                      PERFORMANCE RELATED AND
                 COMPARATIVE AND OTHER INFORMATION

      From time to time, the Fund, the Manager may report to shareholders or to the public in advertisements concerning the performance of the Manager as adviser to clients other than the Fund, or on the comparative performance or standing of the Manager in relation to other money managers. The Manager also may provide current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment advisers or institutions. Comparative information may be complied or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund, the Manager, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indexes.


                            [BROCHURE]

[Page 1--Cover]

o  Portfolio managed for limited duration
o  High current income potential
o  Investment-grade weighted average portfolio credit quality
o Investments in asset classes with a record of low correlation of returns
o Professional management by Franklin Templeton, a leader in fixed income investing

Offering Period:
July 29-August 26, 2003

Franklin Templeton
Limited Duration Income Trust

Income

FUND SYMBOL
FTF
Application with the American
Stock Exchange (AMEX) pending.

The information in this document and in the preliminary prospectus is not complete and may be amended or changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission (SEC), but has not yet become effective. We may not sell these securities until the registration statement filed with the SEC is effective. This document is not an offer to sell these securities and is not a solicitation to buy these securities in any state where the offer or sale is not permitted. This brochure is accompanied by a preliminary prospectus, which includes more complete information about the Fund, including its risks, fees and expenses. Additional copies of the preliminary prospectus may be obtained by calling Franklin Templeton Investments at 1-800/DIAL-BEN(R) (1-800/342-5236). Please read the preliminary prospectus carefully before making any decision to invest in the Fund.

Experienced Portfolio
Management Team

Christopher Molumphy, CFA
Chief Investment Officer of
Franklin Templeton's Fixed Income Group
Executive Vice President and
Portfolio Manager
16 years of industry experience

Roger Bayston, CFA
Senior Vice President and
Portfolio Manager
15 years of industry experience

Richard D'Addario
Chief Investment Officer of
Franklin's Floating Rate Debt Group
Senior Vice President and
Portfolio Manager
25 years of industry experience

Eric Takaha, CFA
Director of High-Yield Research
Vice President and
Portfolio Manager
12 years of industry experience

Franklin Templeton:
A Leader In Fixed Income Investing

Franklin Advisers, Inc. is the Fund's investment manager. Founded in 1947, Franklin Advisers, Inc. and its affiliates are known collectively as Franklin Templeton Investments and have grown to be one of the largest investment organizations in the United States with $287 billion in assets under management. (1)

Franklin Templeton has been managing fixed income mutual funds since 1970. In that time, the firm has become one of the most respected names in the industry as well as one of the largest fixed income managers in the country. Franklin Templeton's approach is research intensive--portfolio managers and analysts conduct in-depth proprietary research to determine optimal portfolio allocations. Individual securities are subject to stringent fundamental analysis and are closely monitored by a team of dedicated analysts. Additionally, Franklin Templeton focuses on risk management, using state-of the-art tools to help manage the risk of the firm's fixed income investments.

Highlights:
Over $110 billion in fixed income assets under management, including: (2)

o $16 billion in mortgage-backed securities
o $3 billion in floating rate bank loans
o $10 billion in high-yield debt

Over 100 portfolio managers, research analysts and traders in the fixed income group, including: (1)

o 9 in the mortgage-backed securities group
o 10 in the floating rate bank loan group
o 15 in the high-yield debt group

Manage 5 of the 21 largest non-proprietary U.S. fixed income mutual funds (3)

1. As of 6/30/03.
2. As of 6/30/03. Includes fixed income, money funds and fixed income portion of hybrid/balanced assets under management.
3. Source: Strategic Insight. Based on open- and closed-end assets under management (AUM) as of 5/31/03. Most recent data available.

Introducing
Franklin Templeton Limited Duration Income Trust

Franklin Templeton Limited Duration Income Trust may be a timely solution for investors searching for the potential for lower return volatility and attractive yields. The Fund will generally have an estimated average duration of between two and five years in an effort to reduce sensitivity to interest rates. Additionally, the Fund will invest primarily in three fixed income asset classes that have historically shown low correlation with one another, which may help to reduce overall portfolio volatility.

Investment Objective
The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective to the extent it is possible and is consistent with the Fund's primary objective.

Primary Investments:
Mortgage-backed securities
Floating rate bank loans
High-yield corporate bonds

Under normal market conditions, the Fund will invest at least 25%
of its total assets in each asset class.(4)

Use of Leverage May Help to Boost Yield

The Fund presently intends to use leverage by issuing shares of preferred stock representing up to 38% of the Fund's total capital (calculated after their issuance). By using leverage, the Fund will seek to obtain a higher return for shareholders. Special risks are involved with the use of leverage. Please see the "What Are the Risks?" section for a discussion of risks associated with this strategy.

The Advantages of a Closed-End Fund

A closed-end fund is not subject to the unpredictable daily cash flows of open-end funds, which can make managing open-end fund assets more difficult. Also, closed-end funds can take advantage of financial leverage, potentially offering investors enhanced income and total return compared to other fixed income alternatives. However, unlike open-end funds, shares of closed-end funds frequently trade at a discount from their net asset value.

It should be noted that special risks are associated with the use of financial leverage. However, the Fund's structure, which includes investments in floating rate bank loans, may help to limit volatility generally associated with leveraged strategies in a rising rate environment. Because floating rate bank loan rates reset periodically, any increase in leveraging costs due to a rise in interest rates could potentially be offset by a corresponding increase in the yield of the Fund's floating rate bank loan assets.

o Benefits To You: o Limited duration. The Fund intends to maintain an estimated average duration within a range of two to five years, with the intent of reducing interest rate risk. Initially, the Fund is expected to have an estimated average duration of approximately three years (including the effect of anticipated leverage).

o High current income potential. The Fund's investments in the three primary fixed income asset classes, combined with the utilization of financial leverage, offer the potential for higher current income than other fixed income alternatives.

o Investment-grade weighted average portfolio credit quality. The Fund expects to maintain a weighted average portfolio credit quality of at least BBB-/Baa3.

o Historically low correlation. The three primary asset classes have shown low correlations with one another, offering different risk/return characteristics in varying market conditions, which may help to reduce overall portfolio volatility.

o Investments in asset classes with relatively lower volatility of returns. Historically, both mortgage-backed securities and floating rate bank loans have shown less total return volatility than other fixed income investments, while high-yield bonds have shown less total return volatility than the broad equity markets.

o   Active  sector   allocation   strategy.   The  Fund's  portfolio   managers
    proactively allocate investments across various fixed income sectors in an effort to best position the portfolio to achieve its investment goals.

o Experienced, professional management. Franklin Templeton is recognized as a leader in fixed income investing. The Fund's portfolio management team has 68 years of combined industry experience.(1)

Investment in the Fund involves a number of risks, including the risk of leverage, trading discount and default. The Fund may differ from other investment companies in terms of credit risk, liquidity, charges and expenses, and other important issues. See "What Are the Risks?" on the back of this brochure.

4. The Fund may also invest in asset-backed securities other than mortgage-backed securities. Such investments will be included for purposes of applying the 25% threshold to mortgage-backed securities.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Reasons to Invest

Low Average Duration May Help to Reduce Volatility in a Rising
Rate Environment

Bond prices and interest rates tend to have an inverse relationship. Generally, the longer the duration of a bond--a measure of price sensitivity relative to changes in interest rates--the higher the interest rate risk, or the more sensitive its price will be to interest rate changes. The rule of thumb is that for every 1% change in interest rates, the price of a bond will be affected according to the duration. For example, if interest rates go up 1% and the duration of a bond is 9 years, the price of the bond will decrease by approximately 9%, as you can see in the hypothetical example below. The shorter the duration, the less the price of a bond should be affected by a change in interest rates.

Change in Bond Prices(5)

Duration   Interest Rates Decline 1%Interest Rates Increase 1%
3 Years         +3%                 -3%
9 Years         +9%                 -9%

By generally maintaining an estimated average duration of between two and five years (including the effect of leverage), the Fund is positioned to be potentially less affected solely by a rise in interest rates than a portfolio with a longer duration.

High Current Income Potential
Investing in three complementary fixed income asset classes--mortgage-backed securities, floating rate bank loans and high-yield bonds--coupled with the utilization of financial leverage offers the potential for higher current income than many other fixed income alternatives.

Investment-Grade Weighted Average Portfolio Credit Quality
The Fund generally expects to maintain a weighted average portfolio credit quality of investment-grade by taking into consideration the Fund's holdings of high-yield bonds and floating rate bank loans, which are considered below investment-grade credit quality, and averaging them with the Fund's higher credit quality mortgage-backed securities holdings.

Low Correlation of Returns Among Asset Classes May Reduce the Impact of Market Volatility
The returns of the three primary asset classes--mortgage-backed securities, floating rate bank loans and high-yield bonds--have historically shown low correlation with one another. Correlation is an indication of the degree of correspondence in movement among different asset classes, and is an important consideration in constructing a well-diversified portfolio. By investing in asset classes with low correlations, the Fund has the potential to offer a well-diversified portfolio designed to reduce overall volatility.

Low Correlation of Returns(6)
For the 10-Year Period Ended June 30, 2003

-----------------------------------------------------------------------------
                         Mortgage-Backed  Floating Rate
Asset Category(7)           Securities      Bank Loans    High-Yield Bonds
------------------------------------------------------------------------------
Mortgage-Backed Securities     1.00            -0.13          0.14
Floating Rate Bank Loans      -0.13             1.00          0.52
High-Yield Bonds               0.14             0.52          1.00

Correlation: 1 = perfect positive correlation  0 = no correlation
      -1 = perfect negative correlation

5. This example is intended to show the approximate effect of a change in general interest rates on the price of a hypothetical fixed income security based on its duration. Significant assumptions include that interest rates move in parallel across all maturities, the credit standing and likelihood of prepayment of the hypothetical bond are unchanged, and sufficient buyers and sellers are available for the security to be efficiently priced. For a particular fixed income security, the relationship between duration and interest rate-related price change may differ from the example due to call features, credit considerations or other factors. Because a fixed income security's own duration will change over time, so too will its price sensitivity to changes in interest rates.
6. Correlation is the statistical measure of the degree to which the movements of two variables are related. Correlation figures are based on calculations for the 10-year period ended 6/30/03.
7. Sources: Lehman Brothers, Credit Suisse First Boston (CSFB). Mortgage-backed securities are represented by the Lehman Brothers Mortgage Index; high-yield bonds are represented by the CSFB High Yield Index; floating rate bank loans are represented by the CSFB Leveraged Loan Index. Indexes are unmanaged and one cannot invest directly in an index.

The Benefits of Investing in Three Distinct Fixed Income Asset
Classes

MORTGAGE-BACKED SECURITIES Mortgage-backed securities (MBS) are comprised of pools of home mortgages, which pass through principal and interest to the investor. Historically, mortgage-backed securities have shown relatively lower volatility of returns than other investment-grade, fixed income investments, as shown in the chart below.

Lower Volatility(10)
For the 10-Year Period Ended June 30, 2003

[Graphic omitted]

This point chart displays lower volatility(10) comparing returns and volatility for mortgage-backed securities, agencies, Treasuries and investment-grade corporate bonds for the 10-year period ended June 30, 2003.

High credit quality.
Credit risk is considered minimal for mortgages backed by federal agencies or federally sponsored agencies.

Low current duration.
The estimated effective duration of mortgage-backed securities as of June 30, 2003, was 1.29 years. Historically, the estimated effective duration has ranged between 0.93 and 4.83 years.(8)

High current income potential.
Mortgage-backed securities have typically offered higher yields than Treasuries. As of June 30, 2003, mortgage-backed securities provided a yield of 3.28% versus 1.32% for comparable
Treasuries.(9)

8. Source: Salomon Brothers Mortgage Index, as of 6/30/03. The historical range of duration is for the 10-year period ended 6/30/03. Please be aware that as interest rates rise, the duration of mortgage-backed securities will also increase.
9. Sources: Salomon Brothers Mortgage Index, Standard & Poor's Micropal (Federal Reserve H15 Report, 2-Year Constant Maturity Treasury Yield).
10. Source: Standard & Poor's Micropal. Mortgage-backed securities are represented by the Lehman Brothers Mortgage Index; agency bonds are represented by the Lehman Brothers Agency Index; Treasuries are represented by the Lehman Brothers Treasury Index; investment-grade corporate bonds are represented by the Lehman Brothers Credit Index. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

FLOATING RATE BANK LOANS Banks and other financial institutions typically arrange floating rate bank loans for companies for a variety of purposes to finance their business. Unlike fixed income securities, floating rate bank loans are generally less sensitive to interest rate risk because of their rate reset feature, allowing floating rate bank loans to generally maintain a spread over benchmark rates as well as potentially provide solid returns in a rising rate environment, as shown below.

A Hedge Against Rising Interest Rates
1994 and 1999 Annual Total Returns

[Graphic omitted]

This horizontal bar chart illustrates the hedge against rising interest retes for floating rate bank loans(11), investment grade corporate bonds(12) and Treasury bonds(13) based on 1994 and 1999 annual total returns.

Relative price stability.
Bank loan rates reset periodically, so their prices are generally less affected by interest rate changes than comparable fixed-rate securities.

Senior and secured.
Because floating rate bank loans are near the top of the capital structure, they are usually first in line for repayment and thus have relatively greater protection from default than comparable fixed-rate securities. They also are generally secured by collateral.

High current income potential.
Bank loan yields float at margins above a benchmark lending rate, such as the London Interbank Offered Rate (LIBOR). Therefore, in a rising rate environment, they may offer higher yields than comparable fixed-rate securities. Potential to offset financing risk. In a rising rate environment, investments in floating rate bank loans can help to manage the operating risk associated with investment vehicles using floating rate leverage.

12. Source: Standard & Poor's Micropal (Lehman Brothers Credit
Index).
13. Source: Standard & Poor's Micropal (Payden & Rygel, 10-Year
Treasury Index).

HIGH-YIELD BONDS High-yield bonds are issued by companies with lower credit ratings and tend to carry some of the highest yields amongst all fixed income asset classes. High-yield bonds have recently appeared attractively valued relative to long-term averages. In fact, the yield spread over comparable Treasuries was approximately 6.76% as of June 30, 2003, whereas the ten-year average was approximately 5.86%.14

High-Yield Bond Valuations Recently Have Appeared Relatively
Attractive
For the 10-Year Period Ended June 30, 2003

[Graphic omitted]

This line graph shows how high-yield bond valuations recently have appeared relatively attractive for the 10-year period ended
June 30, 2003, illustrated by the CSFB High Yield Index yield
(yield-to-worst)(14) and the 7-year Constant Maturity Treasury Yield(14).

High current income potential.
Because of their lower credit ratings, high-yield bonds generally offer higher yields than investment-grade bonds in order to compensate investors for higher credit risk.

Portfolio diversification.
Historically, high-yield bonds have shown a low correlation to other fixed income and equity asset classes.

Total return potential.
In a growing economy, high-yield bonds may benefit as the corporate outlook improves and the risk of defaults starts to diminish.

Low interest rate risk.
High-yield bonds tend to react more to changes in the underlying company fundamentals rather than to changes in interest rates.

14. Sources: Standard & Poor's Micropal (Federal Reserve H15
Report), Credit Suisse First Boston (CSFB). As of 6/30/03.

Indexes are unmanaged and one cannot invest directly in an index.
Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; interest payments and principal are guaranteed.

franklintempleton.com

Franklin Templeton Limited Duration Income Trust

Income

One Franklin Parkway, San Mateo, CA 94403-1906
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

Before investing, please talk to your financial advisor about how the Fund differs from other funds regarding credit risk, liquidity, charges and expenses, and other issues of importance.
Please read the prospectus carefully before investing or sending money.

What Are the Risks?
Lack of Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations. High Yield Risk. The Fund's investments in securities that are rated below investment grade or unrated generally have more credit risk than higher-rated securities. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. The prices of high yield, fixed-income securities tend to fluctuate more than higher-quality debt securities. Market Discount Risk. Common shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Fund's shares may fluctuate with market conditions and may trade at a price that is less than the initial offering price. Credit Risk. An issuer of a debt security, including a governmental issuer, may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value, and thus, impact Fund performance. Interest Rate Risk. Changes in interest rates may present risks to the Fund. Because market interest rates are currently near their lowest levels in many years, there is a risk that the Fund's portfolio will decline in value. Shares of preferred stock ("Preferred Shares"), if issued, may pay a dividend rate that exceeds the rate of return on the investments held by the Fund, in which case the returns to shareholders of shares of common stock ("Common Shares") may be reduced. The
Fund's use of leverage will tend to increase Common Share interest rate risk. Inflation Risk. The value of assets or income from the Fund's investments may be worth less as inflation decreases the value of money. Leverage Risk. The Fund's use of leverage through the issuance of Preferred Shares or other similar transactions creates special risks for Common Shareholders. The Fund's use of leverage may, during periods of rising interest rates, adversely affect the Fund's income, distributions and total returns to Common Shareholders. Leverage creates two major types of risks for Common Shareholders: (1) the likelihood of greater volatility of net asset value and market price of Common Shares (2) the possibility either that Common Share income will fall if the Preferred Share dividend rate rises, or that Common Share income will fluctuate because the Preferred Share dividend rate varies.
By using leverage, the Fund will seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. Loan Risk. Bank loans involve credit risk, interest rate risk, liquidity risk, and other risks. Corporate loans in which the Fund may invest may be unrated and generally will not be registered with the Securities and Exchange Commission or listed on a securities exchange. Portfolio Security Issuer Risk. The value of portfolio securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and performance and factors affecting the issuer's industry.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Foreign (Non-U.S.) Investment Risk. Investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks, country risks, different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Developing Markets Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of developing or emerging market countries. Derivatives Risk. The Fund may utilize a variety of derivative instruments for hedging, investment or risk management purposes. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, leverage risk, volatility risk and management risk. Counterparty Risk. If a counterparty fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Volatility Risk. The market values for some or all of the Fund's holdings may be volatile. The Fund's use of leverage may increase the volatility of the Fund's investment portfolio and could result in larger losses than if the strategies were not used. Mortgage-Related Risk. The Fund may invest in a variety of mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to the risk that borrowers may pay off their mortgages sooner than expected, which can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. Reinvestment Risk. If the Fund reinvests the proceeds from matured, traded or called debt obligations at lower interest rates, the market price or the overall return of the Common Shares may decline. Call Risk. A debt security may be prepaid (called) before maturity. If a debt security is called, the Fund may have to replace it with a lower-yielding security. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders. Liquidity Risk. The Fund may invest in securities which are illiquid at the time of investment. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Income Risk. Because the Fund can distribute only what it earns, the Fund's distributions to shareholders may decline. Zero Coupon Securities Risk. Zero coupon securities are especially sensitive to changes in interest rates, and their prices generally are more volatile than debt securities that pay interest periodically. Sovereign Issuer Risk. Sovereign debt issued by foreign governments or other government-related entities, including debt of developing or "emerging market" issuers, is subject to several risks, such as, the possibility that a sovereign country might prevent capital from flowing across its borders; adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; different standards for bankruptcy proceedings; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. Smaller Company Risk. Companies with smaller market capitalizations may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. Real Estate Risk. The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks), including declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increases in interest rates, and other general real estate risks. Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. These events could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares. Anti-Takeover Provisions. Certain provisions in the Fund's Declaration of Trust could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status, which could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

The information in this document is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, until the registration statement is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities, nor shall there be any sale of these securities in any state where the offer or sale is not permitted. This is not an offering, which may be made only by a final prospectus. The final prospectus should be read carefully before investing. Please consult the preliminary prospectus for information regarding the Fund, including investment objectives and strategies, risks, charges and expenses and other information. Upon effectiveness of the registration statement, these securities will be offered and sold only by the Fund's underwriters and their selected dealers as described in the prospectus. For a final prospectus, please call your financial advisor or 1-800/DIAL BEN(R) (1-800/342-5236).

Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner &
Smith Incorporated and UBS Securities, LLC are acting as the lead underwriters in connection with this offering.

FTF B 07/03



                         TABLE OF CONTENTS
                            (continued)
                                                               PAGE




                         TABLE OF CONTENTS

                                                               PAGE






                          Part C - Other Information

Item 24. Financial Statements and Exhibits

(1) Financial Statements: Registrant has not conducted any business as of the date of this filing, other than in connection with its organization.

(2) Exhibits

(a) Charter

      (1) Amended Certificate of Trust dated June 19, 2003 - filed herewith.

      (2) Amended and Restated Agreement and Declaration of Trust dated June 19, 2003 - filed herewith.

(b) Amended and Restated By-Laws of Registrant dated June 19, 2003 - filed herewith.

(c) Voting Trust Agreement - none.

(d) (1) Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust - filed herewith.

      (2) Article II (Meetings of Shareholders) of the Bylaws - filed herewith.

 (e) Form of Dividend Reinvestment Plan - filed herewith.

 (f) Long-Term Debt Instruments - none.

(g) Form of Investment Advisory Agreement between Registrant and Franklin Advisers, Inc. - filed herewith.

(h)   (1) Form of Underwriting Agreement - to be filed.

      (2) Form of Master Selected Dealer Agreement - to be filed.

      (3) Form of Master Agreement Among Underwriters - to be filed.

      (4) Form of Additional Compensation Agreement - to be filed.

(i) Bonus, Profit Sharing, Pension Plans - not applicable.

(j) Form of Custody Agreement - filed herewith.

(k) Other Material Contracts

      (1) Form of Fund Administration Agreement between the Registrant and Franklin Templeton Services, LLC -- filed herewith.

      (2) Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and Franklin Advisers, Inc. - to be filed.

(l) Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP - to be filed.

(m) Non-Resident Officers/Directors - none.

(n) Other Opinions and Consents - Consent of Registrant's independent accounts - to be filed.

(o) Omitted Financial Statements - none.

(p) Subscription Agreement - to be filed.

(q) Model Retirement Plans - none.

(r) Code of Ethics - filed herewith.

(s) Power of Attorney - filed herewith.

Item 25. Marketing Arrangements - to be filed.

Item 26. Other Expenses of Issuance and Distribution - to be completed by amendment.

The following table sets forth the expenses to be incurred in connection with the offering described in this Registration Statement:

Securities and Exchange Commission Fees    $
Blue Sky Fees                              $
Printing and Engraving Expenses            $
Legal Fees                                 $
Listing Fees                               $
Audit Fees                                 $
Accounting Expenses                        $
Transfer Agent Fees                        $
Miscellaneous Expenses                     $
Total                                      $

Item 27. Persons Controlled by or Under Common Control with Registrant - none.

Item 28. Number of Holders of Securities as of July 23, 2003

TITLE OF CLASS                   NUMBER OF RECORD HOLDERS
Common Shares                    None

Item 29. Indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Reference is made to Article VII of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

Item 30. Business and Other Connections of Investment Adviser.

Franklin Advisers, Inc. (the "Adviser"), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as the Registrant's investment adviser. The officers of the Adviser also serve as officers and/or directors/trustees for the Adviser's corporate parent, Franklin Resources, Inc. and/or other investment companies in Franklin Templeton Investments.

Part B and Schedules A and D of Form ADV of the Adviser (SEC File
No. 801-26292), incorporated herein by reference, sets forth the officers of the Adviser and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers during the past two years.

Item 31. Location of Accounts and Records.

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are kept by the Registrant or its shareholder services agent, PFPC, Inc., at P.O. Box 43027, Providence, RI 02940-3027.

Item 32. Management Services - not applicable.

Item 33. Undertakings.

 (1) Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

 (2) Not Applicable.

 (3) Not Applicable.

 (4) Not Applicable.

 (5) Registrant undertakes that:

      (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

      (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

 (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.



                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, and the State of California, on the 24th day of July, 2003.

                     FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

                     By:  /S/  MURRAY L. SIMPSON
                          -----------------------------------
                          Murray L. Simpson
                          Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                  TITLE                  DATE

CHRISTOPHER MOLUMPHY       President & Chief      July 24, 2003
--------------------       Executive Officer
Christopher Molumphy*      - Investment
                           Management


JIMMY D. GAMBILL           Senior Vice            July 24, 2003
----------------           President & Chief
Jimmy D. Gambill*          Executive Officer
                           - Finance and
                           Administration

KIMBERLEY MONASTERIO       Treasurer and          July 24, 2003
--------------------       Chief Financial
Kimberley Monasterio*      Officer


CHARLES B. JOHNSON         Chairman of the        July 24, 2003
------------------         Board of Trustees
Charles B. Johnson


ROBERT F. CARLSON          Trustee                July 24, 2003
-----------------
Robert F. Carlson


HARRIS J. ASHTON           Trustee                July 24, 2003
----------------
Harris J. Ashton


S. JOSEPH FORTUNATO        Trustee                July 24, 2003
------------------
S. Joseph Fortunato


FRANK W.T. LAHAYE          Trustee                July 24, 2003
-----------------
 Frank W.T. LaHaye


GORDON S. MACKLIN          Trustee                July 24, 2003
-----------------
Gordon S. Macklin

FRANK H. ABBOTT, III       Trustee                July 24, 2003
--------------------
Frank H. Abbott, III


RUPERT H. JOHNSON, JR.     Trustee                July 24, 2003
----------------------
Rupert H. Johnson, Jr.


MARTIN L. FLANAGAN         Trustee                July 24, 2003
------------------
Martin L. Flanagan

*By:  /S/ MURRAY L. SIMPSON
         Murray L. Simpson, Attorney-in-Fact
         (Pursuant to Power of Attorney filed herewith)

                               INDEX TO EXHIBITS


EXHIBIT    EXHIBIT NAME
(a)(1)     Amended Certificate of Trust
(a)(2)     Amended and Restated Agreement and Declaration of
           Trust
(b)        Amended and Restated Bylaws
(g) Form of Investment Advisory Agreement between Registrant and Franklin Advisers, Inc.
(j)        Form of Custody Agreement
(k)(1) Form of Fund Administration Agreement between the Registrant and Franklin Templeton Services, LLC
(r)        Code of Ethics
(s)       Power of Attorney